[LOGO] THE WWW FUNDS




PROSPECTUS
SEPTEMBER 26, 2002





www.thewwwfunds.com
1-888-999-8331




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

WWW INTERNET FUND &
WWW GLOBAL INTERNET FUND


WWW Internet Fund and WWW Global Internet Fund (each a "Fund" and collectively the "Funds") are a series of diversified mutual funds within The WWW Funds (the "Trust"), an Ohio business Trust.



TABLE OF CONTENTS                                                          PAGE

WWW Internet Fund Risk/Return Summary.........................................2
WWW Global Internet Fund Risk/Return Summary..................................8
Fees and Expenses ...........................................................14
The Manager..................................................................16
How to Buy Shares............................................................19
How to Sell Shares...........................................................24
Dividends, Distributions and Taxes...........................................27
Financial Highlights.........................................................28
Privacy Policy Notice........................................................30

WWW INTERNET FUND
RISK/RETURN SUMMARY


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE. WWW Internet Fund seeks to provide its shareholders with long-term growth through capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. WWW Internet Fund will seek to achieve its objective by investing primarily, under normal conditions, at least 80% of its assets in common stock of domestic companies that are designing, developing or manufacturing hardware or software products or services related to the Internet. WWW Internet Fund will provide its shareholders with at least 60 days prior notice of any change in this investment strategy. Assets means net assets, plus the amount of any borrowings for investment purposes.

WWW Internet Fund will strive to achieve a balanced mix of (1) Mature companies (large, established companies that have recognized the importance of the Internet and are successfully implementing Internet strategies), (2) Mid-Life companies (companies that have captured a leadership position in an established sector of the Internet) and (3) Adolescent companies (IPO's and small, growing companies that are targeting emerging market sectors of the Internet and are expected to achieve leadership positions over time). Generally, WWW Internet Fund will attempt to achieve a balance of its assets invested by investing approximately one-third of such assets in the three above-mentioned tiers of companies; however, WWW Internet Fund has the discretion to alter this allocation from time to time as market conditions may warrant. By diversifying among these three tiers of companies, WWW Internet Fund seeks to reduce loss to principal normally associated with investing in the Internet sector. This strategy may not reduce the market volatility of share prices that can occur with investing in a single market sector or protect shareholders against loss.

The Internet is an emerging global communication, information and distribution system. WWW Internet Fund believes that the Internet is the new frontier interlinking computers, telecommunications and broadcast media. Consequently, there are opportunities for continued growth in demand for components, products, media, services, and systems to assist, enhance, distribute, facilitate, store, process, record, reproduce, retrieve, transact and transfer information, products, signals and services for use by businesses, institutions and consumers. Companies engaged in these efforts are the central focus of WWW

Internet Fund. However, mature technologies such as telephone, broadcast, cable, print and photography may also be represented when WWW Internet Fund believes that these companies may successfully integrate existing technology with new emerging technologies. Products and services identified for investment include, but are not limited to, agent software, browsers, bridges, carriers, e-mail, electronic commerce, hubs, firewalls, network applications, modems, portals, routers, search engines, servers, switches, security devices, video and publishing tools and payment systems.

SELECTION OF STOCKS FOR PURCHASE OR SALE. WWW Internet Fund emphasizes a "growth" style of investing. WWW Internet Fund attempts to select fast-growing companies at the right prices. For mature and mid-life companies, extensive research is performed to identify companies based upon their earnings and price/earnings ratios. For adolescent companies, WWW Internet Fund evaluates the company's business plan and ability to generate earnings in a reasonable time frame and compares the company's ongoing progress to that of other Internet/technology companies in the same general business. Among all three tiers of companies, WWW Internet Fund favors Internet companies with proprietary technology (or other barriers to entry by competitors), a dominant market share, a relatively liquid trading market, and strong management with a defined commitment to the Internet. There is no limit on the market capitalization or the length of operating history of the companies in which the Fund may invest.

In deciding what stocks to sell, WWW Internet Fund considers the factors set forth above as well as other criteria, including (1) excess valuation due to price appreciation; (2) declining revenues or earnings growth; (3) a change in key management; (4) a loss of market share; and/or (5) the opportunity to gain tax advantages.

DEFENSIVE POSITIONS. Under normal market conditions, WWW Internet Fund expects to have less than 10% of its assets invested in cash and money market instruments. However, when WWW Advisors, Inc., the Fund Manager, determines that adverse market conditions exist, WWW Internet Fund may adopt a temporary defensive posture and invest all or part of its assets in money market instruments, money market funds, and/or long or short positions in shares of other investment companies, unit investment trusts, depository receipts and exchange traded funds that hold stocks, bonds and/or money market instruments expected to closely track the performance and dividend yield of specific indices. The taking of such a temporary defensive posture may adversely affect the ability of the WWW Internet Fund to achieve its investment objective. There is the additional risk that any long or short position taken by the Fund Manager may be ill timed, causing the NAV of the Fund to be adversely affected. Investments in exchange traded funds and other investment companies, including money market funds, are not guaranteed by the FDIC or any government agency and are subject to risks similar to an investment in the underlying stocks, bonds or money market instruments. Although exchange traded funds may be bought and sold on an exchange, various issues may be more or less liquid and the inability to unwind a position may adversely affect the Fund's NAV.

PORTFOLIO TURNOVER

Purchases and sales are made whenever the Fund Manager decides it is necessary. WWW Internet Fund is not restricted with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and its investment policies may require. A high rate of portfolio turnover in any year will increase brokerage commissions paid by WWW Internet Fund, thus reducing WWW Internet Fund's total return, and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders.

MAIN RISKS

GENERAL RISKS. All investments have some degree of risk that will affect the value of the WWW Internet Fund's portfolio holdings, its investment performance and the price of its shares. Shares of WWW Internet Fund are intended for you only if you are able and willing to take such risk. There can be no assurance that WWW Internet Fund's investment objective will be attained. An investment in the WWW Internet Fund is not insured against loss or decline in share price. WWW Internet Fund's share price may decline and you could lose money.

STOCK MARKET RISKS. The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, WWW Internet Fund's share price is likely to decline in value.

GROWTH STOCK RISKS. There is no assurance that WWW Internet Fund's "growth" style of investing will achieve its desired result. In fact, WWW Internet Fund may decline in value as a result of emphasizing this style of investing. "Growth" stocks generally are more expensive relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in WWW Internet Fund's share price.

SECTOR RISKS. Because of its narrow sector focus, WWW Internet Fund's performance is closely tied to, and affected by, the sector in which it invests. Companies in the same or similar sectors are often faced with the same obstacles, issues or regulatory burdens, and their securities may react similarly and move in unison to these and other market conditions. As a result of these factors, shares of WWW Internet Fund are more volatile than shares of mutual funds that do not have the latitude to target a sector.

INTERNET SPECIFIC RISKS. Internet and Internet-related companies are generally subject to the rate of change in technology, which is higher than other industries. In addition, many products and services of companies engaged in the Internet and Internet-related activities are also subject to relatively high risks of rapid obsolescence caused by progressive scientific and technological advance. The Internet and Internet-related activities may be subject to greater governmental regulation than many other areas, and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on those areas. Additionally, companies in those areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve. In addition, competitive pressures and changing demand may have a significant effect on the financial condition of Internet and Internet-related companies. Such companies spend heavily on research and development, as well as sales and marketing, and are especially sensitive to the risk of market acceptance and product obsolescence due to competitive pressures and rapid technological changes.

SMALLER COMPANY RISKS. Although securities of large and well-established companies in the information technology industries will be held in WWW Internet Fund's portfolio, WWW Internet Fund will also invest in medium, small and new IPO companies, which may be subject to greater share price fluctuations and declining growth, particularly in the event of rapid changes in technology and increased competition. Securities of those smaller and less seasoned companies may therefore expose shareholders of WWW Internet Fund to above-average risk.

ILLIQUID SECURITIES RISKS. WWW Internet Fund may invest up to 15% of the value of its net assets in securities in which a liquid trading market does not exist, provided such investments are consistent with WWW Internet Fund's investment objective. Such securities may include securities that are not readily marketable, such as common stocks that are subject to legal or contractual restrictions on resale. As to these securities, WWW Internet Fund is subject to a risk that should WWW Internet Fund desire to sell its security when a ready buyer is not available, and at a price WWW Internet Fund deems representative of their value, the value of WWW Internet Fund's net assets could be adversely affected.

BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table shown below provide an indication of the risks of investing in WWW Internet Fund by showing changes in WWW Internet Fund's performance from year to year and by showing how the WWW Internet Fund's average annual total returns for 1 and 5 years and the life of the Fund compare with those of a broad measure of market performance. How WWW Internet Fund has performed in the past (before and after taxes) is not necessarily an indication of how the WWW Internet Fund will perform in the future.

The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the "Financial Highlights" section and in The WWW Funds' reports to shareholders is based upon the WWW Internet Fund's fiscal year. Therefore, the performance results will differ.

BAR CHART OMITTED

                               WWW Internet Fund

                         YEAR                 RETURN
                         ----                 ------
                         1997                  0.43%
                         1998                 70.58%
                         1999                166.86%
                         2000                -56.71%
                         2001                -52.34%



The total return of WWW Internet Fund's shares from January 1, 2002 to June 30, 2002 was -43.05%.

During the life of WWW Internet Fund, the highest return for a quarter was 79.26% (quarter ending December 31, 1999) and the lowest return for a quarter was -47.21% (quarter ending September 30, 2001).

PERFORMANCE TABLE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

                                               1 YEAR     5 YEARS      LIFE(1)
                                               ------     -------      -----
WWW INTERNET FUND
Return Before Taxes                           -52.34%      -1.20%      +1.14%
Return After Taxes on Distributions           -52.34%      -3.14%      -0.83%
Return After Taxes on Distributions and
Sale of Fund Shares                           -41.87%      -0.88%      +0.93%

NASDAQ COMPOSITE INDEX(2)                     -20.70%      +8.95%     +11.86%
STANDARD & POOR'S 500 INDEX(3)                -11.82%     +10.69%     +13.03%

(1) Since inception date of August 1, 1996.

(2) The Nasdaq Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and SmallCap stocks. The index does not reflect deductions for fees, expenses or taxes.

(3) The Standard & Poor's 500 Index is a capitalization-weighted index designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index does not reflect deductions for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

WWW GLOBAL INTERNET FUND
RISK/RETURN SUMMARY


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE. WWW Global Internet Fund seeks to provide its shareholders with long-term growth through capital appreciation

PRINCIPAL INVESTMENT STRATEGIES. WWW Global Internet Fund seeks to achieve its objective by investing primarily, under normal conditions, at least 80% of its assets, in common stock of foreign companies and domestic companies that are designing, developing or manufacturing hardware or software products or services related to the Internet. WWW Global Internet Fund will provide its shareholders with at least 60 days prior notice of any charge in this investment strategy. Assets means net assets, plus the amount of any borrowings for investment purposes.

WWW Global Internet Fund will strive to achieve a balanced mix of (1) Mature companies (large, established companies that have recognized the importance of the Internet and are successfully implementing Internet strategies), (2) Mid-Life companies (companies that have captured a leadership position in an established sector of the Internet) and (3) Adolescent companies (IPO's and small, growing companies that are targeting emerging market sectors of the Internet and are expected to achieve leadership positions over time). Generally, WWW Global Internet Fund will attempt to achieve a balance of its assets invested by investing approximately one-third of such assets in the three above-mentioned tiers of companies; however, WWW Global Internet Fund has the discretion to alter this allocation from time to time as market conditions may warrant. By diversifying among these three tiers of companies, WWW Global Internet Fund seeks to reduce loss to principal normally associated with investing in the Internet sector, however, this strategy may not reduce the market volatility of share prices that can occur with investing in a single market sector or protect shareholders against loss.

The Internet is an emerging global communication, information and distribution system. WWW Global Internet Fund believes that the Internet is the new frontier interlinking computers, telecommunications and broadcast media that is rapidly spreading around the world. Consequently, there are opportunities for continued growth in demand for components, products, media, services, and systems to assist, enhance, distribute, facilitate, store, process, record, reproduce, retrieve, transact and transfer information, products, signals and services for use by businesses, institutions and consumers. Companies throughout the world engaged in these efforts are the central focus of WWW Global Internet Fund. However, mature technologies such as telephone, broadcast, cable, print and photography may also be represented when WWW Global Internet Fund believes that these companies may successfully integrate existing technology with new emerging technologies. Products and services identified for investment include, but are not limited to, agent software, browsers, bridges, carriers, e-mail, electronic commerce, hubs, firewalls, network applications, modems, portals, routers, search engines, servers, switches, security devices, video and publishing tools and payment systems.

SELECTION OF STOCKS FOR PURCHASE OR SALE. WWW Global Internet Fund emphasizes a "growth" style of investing. WWW Global Internet Fund attempts to select fast-growing foreign and domestic companies at the right prices. For mature and mid-life companies, extensive research is performed to identify companies based upon their earnings and price/earnings ratios. For adolescent companies, WWW Global Internet Fund evaluates the company's business plan and ability to generate earnings in a reasonable time frame and compares the company's ongoing progress to that of other Internet/technology companies in the same general business. Among all three tiers of companies, WWW Global Internet Fund favors Internet companies with proprietary technology (or other barriers to entry by competitors), a dominant market share, a relatively liquid trading market, and strong management with a defined commitment to the Internet. There is no limit on the market capitalization or the length of operating history of the companies in which the Fund may invest.

In deciding what stocks to sell, WWW Global Internet Fund considers the factors set forth above as well as other criteria, including (1) excess valuation due to price appreciation; (2) declining revenues or earnings growth; (3) political and economic risks related to foreign countries; (4) a change in key management; (5) a loss of market share; and/or (6) the opportunity to gain tax advantages.

DEFENSIVE POSITIONS. Under normal market conditions, WWW Global Internet Fund expects to have less than 15% of its assets invested in money market instruments. However, when WWW Global Internet Fund determines that adverse market conditions exist, WWW Global Internet Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments, money market funds, and/or long or short positions in shares of other investment companies, unit investment trusts, depository receipts and exchange traded funds that hold stocks, bonds and/or money market instruments expected to closely track the performance and dividend yield of specific indices. The taking of such a temporary defensive posture may adversely affect the ability of WWW Global Internet Fund to achieve its investment objective. There is the additional risk that any long or short position taken by the Fund Manager may be ill timed, causing the NAV of the Fund to be adversely affected. Investments in exchange traded funds and other investment companies, including money market funds, are not guaranteed by the FDIC or any government agency and are subject to risks similar to an investment in the underlying stocks, bonds or money market instruments. Although exchange traded funds may be bought and sold on an exchange, various issues may be more or less liquid and the inability to unwind a position may adversely affect the Fund's NAV.

PORTFOLIO TURNOVER

Purchases and sales are made whenever the Fund Manager decides it is necessary. WWW Global Internet Fund is not restricted with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and its investment policies may require. A high rate of portfolio turnover in any year will increase brokerage commissions paid by WWW Global Internet Fund, thus reducing WWW Global Internet Fund's total return, and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders.

MAIN RISKS

GENERAL RISKS. All investments have some degree of risk that will affect the value of the WWW Global Internet Fund's portfolio holdings, its investment performance and the price of its shares. Shares of WWW Global Internet Fund are intended for you only if you are able and willing to take such risk. There can be no assurance that WWW Global Internet Fund's investment objective will be attained. An investment in the WWW Global Internet Fund is not insured against loss or decline in share price. WWW Global Internet Fund's share price may decline and you could lose money.

STOCK MARKET RISKS. The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, WWW Global Internet Fund's share price is likely to decline in value.

GROWTH STOCK RISKS. There is no assurance that WWW Global Internet Fund's "growth" style of investing will achieve its desired result. In fact, WWW Global Internet Fund may decline in value as a result of emphasizing this style of investing. "Growth" stocks generally are more expensive relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in WWW Global Internet Fund's share price.

SECTOR RISKS. Because of its narrow sector focus, WWW Global Internet Fund's performance is closely tied to, and affected by, the sector in which it invests. Companies in the same or similar sectors are often faced with the same obstacles, issues or regulatory burdens, and their securities may react similarly and move in unison to these and other market conditions. As a result of these factors, shares of WWW Global Internet Fund are more volatile than shares of mutual funds that do not have the latitude to target a sector.

INTERNET SPECIFIC RISKS. Internet and Internet-related companies are generally subject to the rate of change in technology, which is higher than other industries. In addition, many products and services of companies engaged in the Internet and Internet-related activities are also subject to relatively high risks of rapid obsolescence caused by progressive scientific and technological advance. The Internet and Internet-related activities may be subject to greater governmental regulation than many other areas, and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on those areas. Additionally, companies in those areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve. In addition, competitive pressures and changing demand may have a significant effect on the financial condition of Internet and Internet-related companies. Such companies spend heavily on research and development, as well as sales and marketing and are especially sensitive to the risk of marketing acceptance and product obsolescence due to competitive pressures and rapid technological changes.

FOREIGN SECURITIES RISKS. Foreign securities can carry higher returns but involve other risks than those associated with domestic investments. These risks include political and economic instability, fluctuations in foreign currencies, differences in financial reporting standards, withholding or other taxes, trading risks, other operational risks and less stringent investor protection and disclosure standards in some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid, reducing WWW Global Internet Fund's ability to buy and sell shares. Since WWW Global Internet Fund invests in foreign securities, there are different risks than if it invested only in obligations of U.S. corporations. The amount of income available for distribution may be affected by WWW Global Internet Fund's foreign currency gain or losses and certain hedging activities of WWW Global Internet Fund. Foreign markets, especially those in developing countries, are often more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to U.S. issues. In addition, changes in currency exchange rates can reduce or increase market performance.

SMALLER COMPANY RISKS. Although securities of large and well-established companies in the information technology industries will be held in WWW Global Internet Fund's portfolio, WWW Global Internet Fund will also invest in medium, small and/or newly-public companies, which may be subject to greater share price fluctuations and declining growth, particularly in the event of rapid changes in technology and/or increased competition. Securities of those smaller and/or less seasoned companies may therefore expose shareholders of WWW Global Internet Fund to above-average risk.

ILLIQUID SECURITIES RISKS. WWW Global Internet Fund may invest up to 15% of the value of its net assets in securities in which a liquid trading market does not exist, provided such investments are consistent with WWW Global Internet Fund's investment objective. Such securities may include securities that are not readily marketable, such as common stocks that are subject to legal or contractual restrictions on resale. As to these securities, WWW Global Internet Fund is subject to a risk that should WWW Global Internet Fund desire to sell its securities when a ready buyer is not available, and at a price WWW Global Internet Fund deems representative of their value, the value of WWW Global Internet Fund's net assets could be adversely affected.

BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table shown below provide an indication of the risks of investing in WWW Global Internet Fund by showing how the WWW Global Internet Fund's average annual total return for one year compares with that of a broad measure of market performance. How WWW Global Internet Fund has performed in the past (before and after taxes) is not necessarily an indication of how the WWW Global Internet Fund will perform in the future.

The performance information in the chart and table is based on a calendar year. While the performance information presented under the "Financial Highlights"
section in The WWW Funds' reports to shareholders is based upon the WWW Global Internet Fund's fiscal year. Therefore the performance results will differ.

BAR CHART OMITTED



                            WWW Global Internet Fund

                         YEAR                    RETURN
                         ----                    ------
                         2001                    -55.27%



The total return of WWW Global Internet Fund's shares from January 1, 2002 to June 30, 2002 was -29.25%.

During the life of WWW Global Internet Fund, the highest return for a quarter was 28.88% (quarter ending December 31, 2001) and the lowest return for a quarter was -43.04% (quarter ending March 31, 2001).

PERFORMANCE TABLE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

                                                       1 YEAR           LIFE(1)
                                                       ------           -----
WWW GLOBAL INTERNET FUND
Return Before Taxes                                   -55.27%          -54.65%
Return After Taxes on Distributions                   -55.27%          -54.65%
Return After Taxes on Distributions and
Sale of Fund Shares                                   -44.22%          -43.41%

EAFE INDEX(2)                                         -22.50%          -18.54%

(1) Since inception date of December 1, 2000.

(2) The MSCI EAFE Index is a capitalization-weighted index that monitors the performance of stocks from Europe, Asia, and the Far East. The index does not reflect deductions for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                          WWW
                                                          WWW            Global
                                                       Internet         Internet
                                                         Fund             Fund
                                                         ----             ----
Maximum Sales Charge (Load) Imposed on Purchases
     (as a % of offering price)                           None            None
Redemption Fee* (as a % of the amount redeemed)           2.00%           2.00%

*Redemption Fee applicable only to shares redeemed within 12 months of purchase.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                         WWW
                                                         WWW            Global
                                                      Internet         Internet
                                                        Fund             Fund
                                                        ----             ----
Management Fee(1)                                       0.50%            0.50%
Distribution and Service (12b-1) Fees(2)                0.50%            0.50%
Other Expenses                                          2.75%           16.40%
                                                        -----           ------
Total Annual Fund Operating Expenses                    3.75%           17.40%

(1) The Management Fee is payable at an annual rate equal to 1.00% of each of the Fund's average daily net assets, subject to increase or decrease by up to 0.50% annually depending on such Fund's performance.

(2) The Funds have adopted a distribution plan under Rule 12b-1 that allows the Funds to pay fees to support the sale and distribution of the Funds.


EXPENSE EXAMPLES

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, all dividends and distributions were reinvested, and each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                ------       -------      -------     --------
WWW Internet Fund               $  394        $1,194      $2,011      $ 4,131
WWW Global Internet Fund        $1,827        $4,786      $7,012      $10,452

THE MANAGER


THE MANAGER. WWW Advisors, Inc. (the "Manager") manages the investments of each Fund and is responsible for the overall management of the business affairs of each Fund. The Manager is located at 131 Prosperous Place, Suite 17, Lexington, Kentucky 40509.

Lawrence S. York co-founded the Manager with James D. Greene in 1996. Mr. York, the Chairman of the Board and President of The WWW Funds, is the President of the Manager. Mr. York is also the President of Capital Fund Services, Inc., transfer agent, accounting and administration service provider to the Funds. Since 1991, Mr. York has been President of Capital Advisors Group, Inc., a financial planning and investment advisory firm. Additionally, since 1999, Mr. York has served as the President, Dealer Principal and Registered Representative of Interactive Planning Corp., a NASD Member Firm Broker-Dealer. Mr. York and these companies provide investment management advice to individual, business and institutional accounts having an aggregate value of more than $50 million. Mr. York is lead portfolio manager of each Fund, responsible for fundamental investment research and final stock selection. Mr. York is a graduate of Berea College and received a MBA degree from the University of Kentucky.

MANAGEMENT FEES. Under the terms of a Management Agreement between the Funds and the Manager, each Fund has agreed to pay the Manager a base monthly management fee (the "Management Fee") at the annual rate of 1.00% of such Fund's average daily net assets (the "Base Fee") which will be adjusted monthly (the "Monthly Performance Adjustment") depending on the extent by which the investment performance of such Fund, after expenses, exceeded or was exceeded by the percentage change of the Applicable Index. With respect to WWW Internet Fund, the "Applicable Index" is the S&P 500 Index; with respect to WWW Global Internet Fund, the "Applicable Index" is the EAFE Index. Under the terms of the Management Agreement, the monthly performance adjustment may increase or decrease the total Management Fee payable to the Manager (the "Total Management Fee") by up to 0.50% per year of the value of each Fund's average daily net assets.

The monthly Total Management Fee is calculated as follows: (a) one-twelfth of 1.0% annual Base Fee rate (0.083%) is applied to a Fund's average daily net assets over the most recent calendar month, giving a dollar amount that is the Base Fee for that month; (b) one-twelfth of the applicable performance adjustment rate from the table below is applied to a Fund's average daily net assets over the most recent calendar month, giving a dollar amount that is the

Monthly Performance Adjustment; and (c) the Monthly Performance Adjustment is then added to or subtracted from the Base Fee and the result is the amount payable by a Fund to the Manager as the Total Management Fee for that month.

The full range of the Total Management Fee on an annualized basis is as follows:

% Point Difference Between Fund Performance
(Net of Expenses Including Advisory Fees)
and % of Change in the Applicable Index           Base       Adjustment    Total
                                                  Fee%       Rate %        Fee %

+3.00 or more                                    1.00%       0.50%        1.50%
+2.75 or more but less than +3.00                1.00%       0.40%        1.40%
+2.50 or more but less than +2.75                1.00%       0.30%        1.30%
+2.25 or more but less than +2.50                1.00%       0.20%        0.20%
+2.00 or more but less than +2.25                1.00%       0.10%        1.10%
Less than +2.00 but more than -2.00              1.00%       0.00%        1.00%
-2.00 or less but more than -2.25                1.00%      -0.10%        0.90%
-2.25 or less but more than -2.50                1.00%      -0.20%        0.80%
-2.50 or less but more than -2.75                1.00%      -0.30%        0.70%
-2.75 or less but more than -3.00                1.00%      -0.40%        0.60%
-3.00 or less                                    1.00%      -0.50%        0.50%

The period over which performance is measured is a rolling twelve-month period and the performance of the Applicable Index is calculated as the sum of the change in the level of the Applicable Index during the period, plus the value of any dividends or distributions made by the companies whose securities comprise the Applicable Index. No Monthly Performance Adjustment was made during the first 12 months of operation of WWW Global Internet Fund.

Because the maximum Monthly Performance Adjustment for a Fund applies whenever such Fund's performance exceeds the Applicable Index by 3.00% or more, the Manager could receive a maximum Monthly Performance Adjustment even if the performance of the Fund is negative.

During the fiscal year ended June 30, 2002, the WWW Internet Fund paid Management Fees equal to .28% of its average net assets, reflecting fee waivers of $33,931. During the fiscal year ended June 30, 2002, the WWW Global Internet Fund paid Management Fees equal to .29% of its average net assets, reflecting fee waivers of $445. In addition, the Manager voluntarily reimbursed the WWW Internet Fund $10,227 and the WWW Global Internet Fund $7,093 for other expenses.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN. Under a plan adopted by the Funds' Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), each Fund pays the Manager a shareholder servicing and distribution fee at the annual rate of 0.50% of the average daily net assets of such Fund. Such fee will be used in its entirety by the Manager to make payments for administration, shareholder services, marketing and distribution assistance. Under the Plan, any fees not expended during the Funds' fiscal year will be rolled over into the following fiscal year. Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO BUY SHARES


GENERAL. YOU MAY PURCHASE SHARES OF EACH FUND DIRECTLY BY MAIL OR BY WIRE. An account application may be obtained by calling the Transfer Agent at 1-888-999-8331. Each Fund reserves the right to reject any purchase order. Each Fund reserves the right to vary or waive the initial and subsequent investment minimum requirements at any time.

NET ASSET VALUE. The purchase price of a share of a Fund is the net asset value of a share. Shares of each Fund are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading each day that the New York Stock Exchange ("NYSE") is open for trading (generally, 4:00 p.m., Eastern time). The NYSE is closed on most national holidays and Good Friday. The net asset value per share of a Fund is computed by dividing the value of such Fund's net assets by the total number of shares of the Fund outstanding. A Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Trust's Board of Trustees.

ADDITIONAL INFORMATION. Federal regulations require that investors provide a certified Taxpayer Identification Number (a "TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes." Failure to furnish a certified TIN to a Fund could subject the investor to a $50 penalty imposed by the Internal Revenue Service.

The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Transfer Agent of the Funds for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Funds. If your check or wire does not clear, you will be responsible for any loss incurred by a Fund. If you are already a shareholder, a Fund can redeem shares from any identically registered account in such Fund as reimbursement for any loss incurred and you may be prohibited or restricted from making future purchases in such Fund.

Purchase orders received in proper form by The WWW Funds or a Processing Organization (See--"Purchases through Processing Organizations") before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on any day a Fund calculates its net asset value are priced based upon the net asset value determined on that date. Purchase orders received in proper form after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next determined.

Shareholders receive a confirmation of their share purchases and quarterly statements of their accounts.

MAIL ELIMINATION POLICY. In order to reduce mailing costs, the Funds have adopted the following mail policy:

Duplicate mailings of prospectuses, annual and semi-annual reports will be eliminated to multiple accounts listing the same record-holder even if different addresses are listed.

Duplicate mailings of annual and semi-annual reports will be eliminated to shareholders holding as joint tenants or tenants in common and having the same address.

Shareholders may receive duplicate mailings by contacting the Transfer Agent toll-free at 1-888- 999-8331, or by writing at P.O. Box 25910, Lexington, KY 40524-5910.

INITIAL PURCHASE

MINIMUM INVESTMENTS
REGULAR ACCOUNTS                                    $1,000
MONTHLY AUTOMATIC INVESTMENT ACCOUNTS               $  500
RETIREMENT ACCOUNTS                                 $  250

BY MAIL You may purchase shares of a Fund by completing and signing the application form which accompanies this Prospectus and mailing it, in proper form, together with a check (subject to the above minimum amounts) made payable to The WWW Funds and sent to the address listed below. If you prefer overnight delivery, use the overnight address listed below.

U.S.  MAIL:                               OVERNIGHT:
The WWW Funds                             The WWW Funds
P.O.  Box 25910                           131 Prosperous Place
Lexington, Kentucky 40524-5910            Suite 17
                                          Lexington, KY 40509-1804

BY WIRE You may also purchase shares of a Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If money is to be wired, you must call the Transfer Agent, at 1-888-999-8331 to set up your account and obtain an account number. You should be prepared to provide the information on the application form to the Transfer Agent. Then, you should provide your bank with the following information for purposes of wiring your investment:

WIRE INSTRUCTIONS FOR THE PURCHASE OF WWW INTERNET FUND SHARES:

U.S. Bank, N.A.  Cinti/Trust
ABA #0420-0001-3
Attn: WWW INTERNET FUND
D.D.A.  # 485777098
Account Name:  (your THE WWW FUNDS account registration name)
For the Account Number:   (your THE WWW FUNDS account number)


WIRE INSTRUCTIONS FOR THE PURCHASE OF WWW GLOBAL INTERNET FUND SHARES:

U.S. Bank, N.A.  Cinti/Trust
ABA # 0420-0001-3
Attn: WWW GLOBAL INTERNET FUND
D.D.A.  # 19945-6807
Account Name:  (your THE WWW FUNDS account registration name)
For the Account Number:   (your THE WWW FUNDS account number)

You are required to mail a signed Application to the Transfer Agent at the following address in order to complete your initial purchase by wire:

The WWW Funds
P.O. Box 25910
Lexington, KY  40524-5910

Wire orders will be accepted only on a day on which a Fund and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays, which may occur in wiring money, including delays, which may occur in processing by the banks, are not the responsibility of The WWW Fund or the Transfer Agent. Your bank may charge you a fee to wire funds.

ADDITIONAL INVESTMENTS:  $25 MINIMUM

You may purchase additional shares of WWW Internet Fund or WWW Global Internet Fund at any time (minimum of $25) by mail or wire. Each additional mail purchase request must contain the additional investment portion of your shareholder statement or a letter containing your name, the name of your account, your account number and the name of the Fund you wish the invest in. Checks should be made payable to The WWW Funds and should be sent to the address as set forth above under "INITIAL PURCHASE--BY MAIL". A bank wire should be sent as set forth above under "INITIAL PURCHASE--BY WIRE".

MONTHLY AUTOMATIC INVESTMENT PLAN (AIP)

The Monthly Automatic Investment Plan permits investors to purchase shares of the Funds (minimum initial investment of $500 and minimum subsequent investments of $25 per transaction) at regular monthly intervals. Provided the investor's bank or other financial institution allows automatic withdrawals, shares may be purchased by transferring funds from the account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and shares will be purchased once a month, on or about the twentieth day. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. Investors desiring to participate in the Monthly Automatic Investment Plan should call the Transfer Agent at 1-888-999-8331 to obtain the appropriate forms. The Monthly Automatic Investment Plan does not assure a profit and does not protect against loss in declining markets. Since the Monthly Automatic Investment Plan involves the continuous investment in a Fund regardless of fluctuating price levels of such Fund's shares, investors should consider their financial ability to continue to purchase through periods of low price levels. A Fund may modify or terminate the Monthly Automatic Investment Plan at any time.

RETIREMENT PLANS

Since each Fund is oriented to longer term investments, shares of each Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions
(SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. The minimum initial investment for retirement accounts is $250. You should contact the Transfer Agent for the procedure to open an IRA or SEP plan. For more specific information regarding these retirement plan options, consult with your tax adviser. Custodial fees and other processing fees for an IRA will be paid by the shareholder by redemption of sufficient shares of a Fund from the IRA account unless the fees are paid directly to the IRA custodian (U.S. Bank, N.A.). You can obtain information about IRA fees charged by the IRA custodian by calling the Transfer Agent at 1-888-999-8331.

PURCHASES THROUGH PROCESSING ORGANIZATIONS

Shares of WWW Internet Fund or WWW Global Internet Fund may also be purchased through "Processing Organizations," which are a third-party plan administrator, broker-dealer, bank or other financial institution that purchases shares for its customers and may designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. When shares are purchased this way, the Processing Organization, rather than its customer, may be the shareholder of record of the shares. Such shares may be transferred into the investor's name following procedures established by the Processing Organization and the Transfer Agent. The minimum initial and subsequent investments in WWW Internet Fund or WWW Global Internet Fund for shareholders who invest through a Processing Organization generally will be set by the Processing Organization. Processing Organizations may also impose other charges and restrictions in addition to or different from those applicable to investors who remain the shareholder of record of their shares. Certain Processing Organizations may receive compensation from the Manager pursuant to the Funds' Distribution and Shareholder Servicing Plan. An investor contemplating investing with WWW Internet Fund or WWW Global Internet Fund through a Processing Organization should read materials provided by the Processing Organization in conjunction with this Prospectus.

HOW TO SELL SHARES


GENERAL. Investors may request redemption of Fund shares at any time. Redemption requests may be made as described below. When a request is received in proper form, a Fund will redeem the shares at the next determined net asset value.

Each Fund ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, but a Fund may take up to seven days to process redemptions if making sooner payment would adversely affect a Fund. However, if an investor has purchased Fund shares by check and subsequently submits a redemption request, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. This procedure does not apply to shares purchased by wire payment.

Redemptions may be suspended or payment dates postponed when (1) the New York Stock Exchange (the "NYSE") is closed (other than weekends or holidays); (2) trading on the NYSE is restricted; or (3) as permitted by the Securities and Exchange Commission.

Redemption proceeds may be paid in securities or other assets rather than in cash if the Board of Trustees determines it is in the best interest of a Fund.

Each Fund reserves the right to redeem investor accounts at its option upon not less than 60 days' written notice if the account's net asset value is less than the minimum investment requirement for reasons other than market conditions, and remains so during the notice period.

EXCHANGING SHARES. You may exchange shares of the same class between the Funds. When making an exchange, if you are exchanging into shares of a Fund with a higher sales charge, you must pay the difference at the time of the exchange. A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss. Before making an exchange request, read the Prospectus and consult your tax adviser.

CONTINGENT REDEMPTION FEE. Except in circumstances described below, a redemption fee of 2.00% payable to and retained by a Fund is imposed on any redemption of shares within 12 months of the date of purchase. The 2.00% fee is imposed on the net asset value of the redeemed shares at the time of redemption. This fee is designed to offset the market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

No redemption fee will be imposed on the exchange of shares between Funds.

No redemption fee will be imposed on shares acquired through reinvestment of dividends or capital gain distributions.

Any redemption fee applicable to shares purchased prior to April 1, 2002 and redeemed after such date is hereby waived.

In determining whether a redemption fee is applicable to a redemption, the calculation will be made in a manner that results the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of shares above the total amount of payments for the purchase of shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

ADDITIONAL INFORMATION. A shareholder may have redemption proceeds of $500 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $15 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the Transfer Agent at 1-888-999-8331.

REDEMPTION AND EXCHANGE PROCEDURES

Shareholders who wish to redeem or exchange shares must do so through the Transfer Agent by written instruction or telephone instruction, as selected on the shareholders' account application. If a shareholder fails to choose a redemption option, written instruction will be required.

BY MAIL Redemption and exchange requests by mail must include your letter of instruction (including the Fund's name, account number, account name(s), address and the dollar amount or number of shares you wish to redeem or exchange) and should be addressed to:

The WWW Funds
P.O. Box 25910
Lexington, KY  40524-5910

Written redemption and exchange instructions must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. All signatures must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Stock Exchange Medallion Program and the Securities Transfer Agents Medallion Program ("STAMP"). Such guarantees must be signed by an authorized signatory thereof with "Signature Guaranteed" appearing with the shareholder's signature. Signature guarantees may not be provided by notaries public. Redemption and exchange requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Investors may obtain from a Fund or the Transfer Agent forms of resolutions and other documentation, which have been prepared in advance to assist compliance with such Fund's procedures. These signature guarantee requirements are also applicable to any account information changes. Any questions with respect to signature guarantees should be directed to the Transfer Agent by calling 1-888-999-8331.

BY TELEPHONE Shareholders that have elected the telephone redemption option on the shareholder application form may make a telephone redemption or exchange request by calling the Transfer Agent at 1-888-999-8331. The Transfer Agent may act on telephone instructions from any person representing him or herself to be a shareholder and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or such Fund may be liable for any losses due to unauthorized or fraudulent instructions. A Fund and the Transfer Agent will not be liable for following telephone instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, investors may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, investors should consider using the other redemption and exchange procedures described herein. Use of these other redemption and exchange procedures may result in the redemption or exchange request being processed at a later time than it would have been if telephone redemption or exchange had been used. During the delay, a Fund's net asset value may fluctuate.

DIVIDENDS, DISTRIBUTIONS & TAXES


Each Fund intends to declare and pay dividends at least annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

In addition, each Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you elect cash payments when completing the application at the time of purchase. Each Fund's distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal income tax.

If you purchase shares just before a Fund declares a dividend or capital gain distribution, you may receive a taxable distribution (with a corresponding reduction in the net asset value of your shares), whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

Each Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in a Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Redemptions and exchanges of shares are taxable events. Please consult your tax adviser regarding your federal, state and local tax liability.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand each Fund's financial performance for period of each Fund's operations. Certain information reflects financial results for a single Fund's share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information with respect to the fiscal years ended June 30, 2002, 2001, 2000, 1999 and 1998 has been audited by Berge & Company LTD, whose report, along with The WWW Funds' financial statements, are included in The WWW Funds' Statement of Additional Information, which is available upon request.

------------------------------------------ -----------------------------------------------------------
For a share outstanding                                        WWW INTERNET FUND
throughout each period                                            Years ended
                                           ----------- ----------- ------------ ---------- -----------
                                           6/30/02     6/30/01     6/30/00      6/30/99    6/30/98
                                           ----------- ----------- ------------ ---------- -----------
------------------------------------------
Net asset value, beginning of period       $ 10.21     $ 36.63     $ 22.64      $10.95      $10.99
------------------------------------------ ----------- ----------- ------------ ---------- -----------
Income (loss) from investment operations:
Net investment income (loss)                 (0.25)      (0.49)      (0.52)     (0.37)       (0.21)
Net realized and unrealized gain (loss
   on investments)                           (5.78)     (22.98)      14.91      12.39         1.70
                                           ----------- ----------- ------------ ---------- -----------
Total from investment operations             (6.03)     (23.47)      14.39      12.02         1.49
                                           ----------- ----------- ------------ ---------- -----------
Less distributions from capital gains        -----       (2.95)      (0.40)     (0.33)       (1.53)
------------------------------------------ ----------- ----------- ------------ ---------- -----------
Net asset value, end of period             $  4.18     $ 10.21     $ 36.63     $22.64       $10.95
========================================== =========== =========== ============ ========== ===========
Total return**                              (59.06%)    (67.19%)     63.56%    112.01%       15.96%
========================================== =========== =========== ============ ========== ===========

Rations/supplemental data
Net assets, end of period (in thousands)   $8,731      $ 25,484    $102,226     $ 33,318   $  2,628
Ratio of expenses to average net assets
   before expenses reimbursement             3.75%       2.42%       2.51%        3.65%      5.10%
Ratio of expenses to average net assets
   after expenses reimbursement              3.47%       2.42%       2.49%        2.50%      2.50%
Ratio of net investment income (loss)
   to average net assets                    (3.63%)     (2.25%)     (2.13%)      (3.07%)    (4.47%)
Ration of net investment income (loss)
   to average net assets net of
   reimbursement                            (3.34%)     (2.25%)     (2.11%)      (1.90%)    (1.89%)
Portfolio turnover rate                    268.13%     501.71%     229.28%       48.03%     70.52%
------------------------------------------ ----------- ----------- ------------ ---------- -----------

** Based on net asset value per share

The WWW Internet Fund's portfolio turnover rates over the periods shown reflect a substantial market correction, cash flow fluctuations and the Manager's decision to offset earlier capital gains with losses. Ordinarily the Manager expects the WWW Internet Fund's portfolio turnover rates to average approximately 125% per year.


--------------------------------------------- --------------------------------
For a share outstanding                                 WWW GLOBAL
throughout each period                                 INTERNET FUND
                                              --------------- ----------------
                                                              From inception
                                                              (Dec. 1, 2000)
                                                              through 6/30/01
                                               For the year
                                              ended 6/30/02
                                              --------------- ----------------
---------------------------------------------
Net asset value, beginning of period                   $5.67          $ 10.00
--------------------------------------------- --------------- ----------------
Income (loss) from investment operations:
Net investment income (loss)                          (0.29)           (0.07)
Net realized and unrealized gain (loss) on
   investments                                        (2.38)           (4.26)
                                              --------------- ----------------
Total from investment operations                      (2.67)           (4.33)
                                              --------------- ----------------
Less distributions from capital gains                  -----            -----
--------------------------------------------- --------------- ----------------
Net asset value, end of period                        $ 3.00           $ 5.67
============================================= =============== ================

Total return**                                      (47.09%)         (43.30%)
============================================= =============== ================

Rations/supplemental data
Net assets, end of period (in thousands)                      $294        $ 278
Ratio of expenses to average net assets before
   expenses reimbursement                                   17.40%      23.61%*
Ratio of expenses to average net assets  after
   expenses reimbursement                                   13.87%       2.50%*
Ratio of net investment income (loss)  to average
   net assets                                             (16.87%)    (20.93%)*
Ration of net investment income (loss) to average
   net assets net of reimbursement                        (13.34%)     (1.88%)*

Portfolio turnover rate                                    190.51%      260.31%
--------------------------------------------------- --------------- ------------

*   Annualized

** Based on net asset value per share

The WWW Global Internet Fund's portfolio turnover rates over the periods shown reflect a substantial market correction, cash flow fluctuations and the Manager's decision to offset earlier capital gains with losses. Ordinarily the Manager expects the WWW Global Internet Fund's portfolio turnover rates to average approximately 70% per year.

THE FOLLOWING IS NOT A PART OF THE PROSPECTUS.

PRIVACY POLICY NOTICE. The WWW Funds are committed to maintaining shareholder trust and confidence. The Funds take measures to safeguard shareholder information and protect shareholder privacy when non-public personal information is collected and used.

The WWW Funds obtain non-public personal information about shareholders from:

           Information received on applications or other forms, such as shareholder name, address and income; and

           Information about shareholder transactions with the Funds, or others such as a broker.

The WWW Funds do not disclose any nonpublic personal information about shareholders to anyone, except with written consent or as otherwise permitted by law.

The WWW Funds restrict access to nonpublic personal information about shareholders to those employees who need to know that information to provide services to shareholders. The WWW Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

THE WWW FUNDS


A Statement of Additional Information ("SAI") dated September 26, 2002 is incorporated by reference into this Prospectus. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. The annual report discusses market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. To obtain the SAI, the annual report, semi-annual report and other information without charge and to make shareholder inquiries, call the Transfer Agent at 1-888-999-8331, or send a written request to The WWW Funds, P.O. Box 25910, Lexington, KY 40524-5910, or an electronic request to the email address advisor@thewwwfund.com.

Information about each Fund, including its reports and SAI, has been filed with the Securities and Exchange Commission ("SEC"). This information can be reviewed and copied at the SEC Public Reference Room in Washington, DC 20549-0102, or online on the EDGAR Database at the SEC's Internet site www.sec.gov. For more information, please call the SEC at (202) 942-8090. You can request these materials by writing the SEC Public Reference Section, Washington, DC 20549-0102 or by electronic request to the email address publicinf@sec.gov, and paying a duplication fee.






Investment Company Act File No.  811-07585

THE WWW FUNDS [LOGO]





STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 26, 2002


WWW INTERNET FUND &
WWW GLOBAL INTERNET FUND


This Statement of Additional Information, which is not a prospectus, expands upon and supplements the information contained in the current Prospectus of The WWW Funds dated September 26, 2002. It should be read in conjunction with the Prospectus. The Prospectus and the most recent Annual Report to Shareholders, which contains the Trust's financial statements as hereby incorporated by reference, may be obtained without charge by contacting the Transfer Agent toll free at 1-888-999-8331, or sending written request to The WWW Funds, P.O. Box 25910, Lexington, KY 40524-5910, or by electronic request to the email address advisor@thewwwfunds.com, or at The WWW Funds website, www.thewwwfunds.com.


TABLE OF CONTENTS                                                        PAGE

History of the Funds                                                       2
Investment Strategies and Risks--WWW Internet Fund                         2
Investment Strategies and Risks--WWW Global Internet Fund                  8
Management of the Funds                                                   16
Ownership of Shares                                                       18
Investment Adviser                                                        19
Distribution and Shareholder Servicing Plan                               20
Service Providers                                                         21
Portfolio Transactions                                                    22
Valuation                                                                 23
Taxes                                                                     23
Calculation of Investment Performance                                     24
Advertising the Fund's Performance                                        26
Code of Ethics                                                            26
General Information                                                       26
Financial Statements                                                      27

HISTORY OF THE FUNDS

WWW Internet Fund and WWW Global Internet Fund (each a "Fund", and collectively the "Funds") are separate diversified portfolios of The WWW Funds (the "Trust"), an open-end management investment company. The Trust was organized as a business trust under the laws of the State of Ohio on April 23, 1996. The Trust changed its name from WWW Trust to The WWW Funds, effective October 30, 2001.

CLASSIFICATION

The Trust is a diversified, open-end management investment company.

INVESTMENT STRATEGIES AND RISKS
WWW INTERNET FUND

WWW Internet Fund has an investment objective of obtaining long-term growth through capital appreciation. The principal investment strategies used by WWW Internet Fund to pursue this objective, together with the principal risks of investing in WWW Internet Fund, are described in the Prospectus under the heading "Risk/Return Summary."

Described below are (i) certain other investment strategies (including strategies to invest in particular types of securities) which are not principal strategies and (ii) the risks of those strategies:

OPTIONS

WWW Internet Fund may write (sell) "covered" put and call options and buy put and call options, including securities index options. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security at a fixed or determinable price (called the exercise or strike price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security at a fixed or determinable price upon exercise of the option. In the case of index options, exercises are settled through the payment of cash rather than the delivery of property. A call option is covered if, for example, WWW Internet Fund owns the underlying security covered by the call or, in the case of a call option on an index, holds securities the price changes of which are expected to substantially correlate with the movement of the index. A put option is covered if, for example, WWW Internet Fund segregates cash or liquid securities with a value equal to the exercise price of the put option.

WWW Internet Fund may write call options on securities or securities indexes for the purpose of providing a partial hedge against a decline in the value of its portfolio securities. WWW Internet Fund may write put options on securities or securities indexes in order to earn additional income or (in the case of put options written on individual securities) to purchase the underlying security at a price below the current market price. If WWW Internet Fund writes an option that expires unexercised or is closed out by WWW Internet Fund at a profit, it will retain all or part of the premium received for the option, which will increase its gross income. If the price of the underlying security moves adversely to WWW Internet Fund's position, the option may be exercised and WWW Internet Fund will be required to sell or purchase the underlying security at a disadvantageous price, or, in the case of index options, deliver an amount of cash, which loss may only be partially offset by the amount of premium received.

WWW Internet Fund may also purchase put or call options on securities and securities indexes in order to hedge against changes in interest rates or stock prices which may adversely affect the prices of securities that WWW Internet Fund wants to purchase at a later date, to hedge its existing investments against a decline in value, or to attempt to reduce the risk of missing a market or industry segment advance or decline. In the event that the expected changes in interest rates or stock prices occur, WWW Internet Fund may be able to offset the resulting adverse effect on WWW Internet Fund by exercising or selling the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by WWW Internet Fund upon exercise or liquidation of the option. Unless the price of the underlying security or level of the securities index changes by an amount in excess of the premium paid, the option may expire without value to WWW Internet Fund.

WWW Internet Fund may also purchase and write options in combination with each other to adjust the risk and return characteristics of certain portfolio security positions. This technique is commonly referred to as a "collar."

Options purchased or written by WWW Internet Fund may be traded on the national securities exchanges or negotiated with a dealer. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such options and the securities used as "cover" for such options, unless otherwise indicated, would be considered illiquid securities.

In instances in which WWW Internet Fund has entered into agreements with primary dealers with respect to the over-the-counter options it has written, and such agreements would enable WWW Internet Fund to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, WWW Internet Fund would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the price of the option exceeds the exercise price.

Options are subject to certain risks, including the risk of imperfect correlation between the option and WWW Internet Fund's other investments and the risk that there may not be a liquid secondary market for the option when WWW Internet Fund seeks to hedge against adverse market movements. This may cause WWW Internet Fund to lose the entire premium on purchased options or reduce its ability to effect closing transactions at favorable prices.

WWW Internet Fund will not write options if, immediately after such sale, the aggregate value of the securities or obligations underlying the outstanding options exceeds 50% of WWW Internet Fund's total assets. WWW Internet Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for outstanding options will exceed 20% of WWW Internet Fund's total assets.

LENDING PORTFOLIO SECURITIES

From time to time, WWW Internet Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33 1/3% of the value of WWW Internet Fund's total assets. In connection with such loans, WWW Internet Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. WWW Internet Fund can increase its income through the investment of such collateral. WWW Internet Fund continues to be entitled to payments in amounts equal to the interest, dividends and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. WWW Internet Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with WWW Internet Fund.

BORROWING MONEY

As a fundamental policy, WWW Internet Fund is permitted to borrow to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's assets. Within such limitation, when the Manager believes that securities prices are depressed and may increase in value, WWW Internet Fund may borrow money from banks for the purpose of increasing the amount of its portfolio investments above 100% of WWW Internet Fund's net assets and may pledge portfolio securities as collateral for such borrowings. The "leverage" created by such borrowing will increase the volatility of the price of WWW Internet Fund's shares by magnifying losses when WWW Internet Fund's portfolio decreases in value and magnifying gains when the portfolio increases in value.

PREFERRED STOCK

WWW Internet Fund may invest in preferred stocks of companies in the industries described in the Prospectus. The preferred stocks in which WWW Internet Fund may invest will be rated at least investment grade by a nationally recognized statistical rating organization at the time of purchase, but WWW Internet Fund may continue to hold such securities if their rating falls below investment grade after the time of purchase. Securities rated in the lowest investment grade rating may be considered to have speculative characteristics.

CONVERTIBLE SECURITIES

WWW Internet Fund may invest in convertible securities of companies in the industries described in the Prospectus. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

MONEY MARKET INSTRUMENTS

WWW Internet Fund may invest, in the circumstances described in the Prospectus under "Risk/Return Summary," in the following types of money market instruments.

U.S. GOVERNMENT SECURITIES. WWW Internet Fund may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrower from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

BANK OBLIGATIONS. WWW Internet Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of banks, savings and loan associations and other banking institutions.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits, which may be held by WWW Internet Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. WWW Internet Fund will not invest more than 15% of the value of its net assets in time deposits maturing in more than seven days and in other securities that are illiquid.

Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

REPURCHASE AGREEMENTS. Repurchase agreements involve the acquisition by WWW Internet Fund of an underlying debt instrument, subject to an obligation of the seller to repurchase, and WWW Internet Fund to resell, the instrument at a fixed price usually not more than one week after its purchase. WWW Internet Fund may incur certain costs in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by WWW Internet Fund may be delayed or limited.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by WWW Internet Fund will consist only of direct obligations, which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service Inc. ("Moody's"), A-1 by Standard & Poor's Corporation ("S&P"), F-1 by Fitch Investors Service, Inc. ("Fitch") or Duff-1 by Duff & Phelps, Inc. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by the Manager to be of comparable quality to those rated obligations which may be purchased by WWW Internet Fund. WWW Internet Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals.

WARRANTS

WWW Internet Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. Included in such amount, but not to exceed 2% of the value of WWW Internet Fund's net assets, may be warrants, which are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.

FOREIGN SECURITIES

WWW Internet Fund may invest up to 20% of its assets in securities of foreign issuers directly or through American Depository Receipts ("ADRs"). Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company and foreign companies and domestic companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies and domestic companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

SHORT SALES

Short sales are transactions in which WWW Internet Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, WWW Internet Fund must borrow the security to make delivery to the buyer. WWW Internet Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by WWW Internet Fund.

Until WWW Internet Fund replaces a borrowed security in connection with a short sale, WWW Internet Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents or U.S. Government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and
(ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the Staff of the Securities and Exchange Commission.

WWW Internet Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which WWW Internet Fund replaces the borrowed security. WWW Internet Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest WWW Internet Fund may be required to pay in connection with a short sale.

WWW Internet Fund anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 20% of the value of WWW Internet Fund's net assets. WWW Internet Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of its net assets. WWW Internet Fund may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 2% of the outstanding securities of that class.

DEPOSITORY RECEIPTS

The WWW Internet Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non- U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary, which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate, which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

SECURITIES OF OTHER INVESTMENT COMPANIES

WWW Internet Fund may invest in other mutual fund investment companies, including shares of closed-end investment companies, Unit Investment Trusts
(UITs), and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share
(NAV). Others are continuously offered at NAV, but may also be traded in the secondary market.

WWW Internet Fund may invest in shares of exchange-traded funds (ETFs), a type of open-end investment company or UIT whose investment objective is to achieve the same return as a particular market index. An ETF is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index. An ETF will invest in either all of the securities or a representative sample of the securities included in the index. Because ETFs are based on an underlying basket of stocks, bonds or an index, they are subject to the same market fluctuations as these types of securities. ETF shares purchased in the secondary market are subject to regular stock commissions. ETFs (like other exchange-traded products) can trade at a premium or discount from their net asset value (NAV).

Federal securities laws limit the extent to which a fund can invest in securities of other investment companies.

DEFENSIVE POSITION

Under normal market conditions, WWW Internet Fund expects to have less than 10% of its assets invested in cash and money market instruments. However, when WWW Advisors, Inc., the Fund Manager, determines that adverse market conditions exist, WWW Internet Fund may adopt a temporary defensive posture and invest all or part of its assets in money market instruments, money market funds, and/or long or short positions in shares of other investment companies, unit investment trusts, depository receipts and exchange traded funds that hold stocks, bonds and/or money market instruments expected to closely track the performance and dividend yield of specific indices. The taking of such a temporary defensive posture may adversely affect the ability of the WWW Internet Fund to achieve its investment objective. There is the additional risk that any long or short position taken by the Fund Manager may be ill timed, causing the NAV of the Fund to be adversely affected. Investments in exchange traded funds and other investment companies, including money market funds, are not guaranteed by the FDIC or any government agency and are subject to risks similar to their underlying stocks, bonds or money market instruments. Although exchange traded funds may be bought and sold on an exchange, various issues may be more or less liquid and the inability to unwind a position may adversely affect the Fund's NAV.

PORTFOLIO TURNOVER

Purchases and sales are made whenever the Fund Manager decides it is necessary. WWW Internet Fund is not restricted with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and its investment policies may require. A high rate of portfolio turnover in any year will increase brokerage commissions paid by WWW Internet Fund, thus reducing WWW Internet Fund's total return, and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders.

FUND POLICIES - WWW INTERNET FUND

WWW Internet Fund has adopted the following fundamental investment policies and restrictions. These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of WWW Internet Fund. As defined in the Investment Company Act of 1940 (the "Act"), the "vote of a majority of the outstanding voting securities" means the lesser of the vote of
(a) 67% of the shares of WWW Internet Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of WWW Internet Fund. WWW Internet Fund may not:

1. Purchase or retain any securities of an issuer if any of the officers or Trustees of WWW Internet Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

2. Invest in commodities, except that WWW Internet Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on future contracts or indexes.

3. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but WWW Internet Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

4. Borrow money, except to the extent permitted under the 1940 Act or by exemptive order of the Securities and Exchange Commission. For purposes of this Investment Restriction, the entry into options, forward contracts, future contracts, including those relating to indexes, and options on futures or indexes shall not constitute borrowing.

5. Make loans, except through (i) the purchase of debt obligations; (ii) the entry into repurchase agreements; (iii) loans of portfolio securities limited to 33-1/3% of the Fund's total assets; and (iv) as otherwise permitted by exemptive order of the Securities and Exchange Commission.

6. Act as an underwriter of securities of other issuers, except to the extent WWW Internet Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

8. Purchase securities on margin, but WWW Internet Fund may make margin deposits in connection with transactions in options, forward contracts, and futures contracts, including those relating to indexes, and options on futures contracts or indexes.

9. Invest more than 25% of the value of its total assets in any one industry, except that WWW Internet Fund will invest at least 70% of the value of its total assets in securities of companies that are designing, developing or manufacturing hardware or software products or services for the Internet and/or World Wide Web.

10. Invest in the securities of a company for the purpose of exercising management or control, but WWW Internet Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

12. Purchase, sell or write puts, calls or combinations thereof, except as described in WWW Internet Fund's Prospectus or Statement of Additional Information.

13. Engage in short sales of securities, except as described in WWW Internet Fund's Prospectus or Statement of Additional Information.

14. Invest more than 20% of its assets in securities of foreign issuers (whether directly or through American Depository Receipts).

15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities, which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

16. Purchase securities of other investment companies, including securities of other Funds of the WWW Trust, except as permitted under the 1940 Act and the Rules there under; as amended from time to time, or by any exemptive relief granted by the Securities and Exchange Commission.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

INVESTMENT STRATEGIES AND RISKS
WWW GLOBAL INTERNET FUND

WWW Global Internet Fund has an investment objective of obtaining long-term growth through capital appreciation. The principal investment strategies used by WWW Global Internet Fund to pursue this objective, together with the principal risks of investing in WWW Global Internet Fund, are described in the Prospectus under the heading "Risk/Return Summary."

Described below are (i) certain other investment strategies (including strategies to invest in particular types of securities) which are not principal strategies and (ii) the risks of those strategies:

FOREIGN SECURITIES

WWW Global Internet Fund has an unlimited right to buy securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited right to buy such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies and domestic companies comparable to the reports and ratings published about companies in the United States. Foreign companies and domestic companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. WWW Global Internet Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies and domestic companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. Furthermore, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protective measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

WWW Global Internet Fund may be required to obtain prior governmental approval for foreign investments in some countries under certain circumstances. Governments may require approval to invest in certain issuers or industries deemed sensitive to national interests, and the extent of foreign investment in certain debt securities and domestic companies may be subject to limitation. Individual companies may also limit foreign ownership to prevent, among other things, violation of foreign investment limitations.

Some foreign investments may risk being subject to repatriation controls that could render such securities illiquid. Other countries might undergo nationalization, expropriation, political changes, governmental regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of the investments in those countries. For this reason, funds that invest primarily in the securities of a single country will be greatly impacted by any political, economic or regulatory developments affecting the value of the securities. Additional risks include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

EMERGING MARKETS

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict WWW Global Internet Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries. In addition, many countries in which WWW Global Internet Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, WWW Global Internet Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to WWW Global Internet Fund's shareholders.

FOREIGN COMPANIES AND DOMESTIC COMPANIES

Foreign companies and domestic companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the United States. WWW Global Internet Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

POLITICAL AND ECONOMIC FACTORS

Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as: growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate in their respective economies to a significant degree, through ownership interest or regulation. Action by these governments could include: restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and the payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

CURRENCY

Many of WWW Global Internet Fund's investments are denominated in foreign currencies, including the Euro, which is the currency that replaced the national currency of participating European Monetary Union member countries. Changes in foreign currency exchange rates may affect the value of what WWW Global Internet Fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

OPTIONS

WWW Global Internet Fund may write (sell) "covered" put and call options and buy put and call options, including securities index options. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security at a fixed or determinable price (called the exercise or strike price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security at a fixed or determinable price upon exercise of the option. In the case of index options, exercises are settled through the payment of cash rather than the delivery of property. A call option is covered if, for example, WWW Global Internet Fund owns the underlying security covered by the call or, in the case of a call option on an index, holds securities the price changes of which are expected to substantially correlate with the movement of the index. A put option is covered if, for example, WWW Global Internet Fund segregates cash or liquid securities with a value equal to the exercise price of the put option.

WWW Global Internet Fund may write call options on securities or securities indexes for the purpose of providing a partial hedge against a decline in the value of its portfolio securities. WWW Global Internet Fund may write put options on securities or securities indexes in order to earn additional income or (in the case of put options written on individual securities) to purchase the underlying security at a price below the current market price. If WWW Global Internet Fund writes an option that expires unexercised or is closed out by WWW Global Internet Fund at a profit, it will retain all or part of the premium received for the option, which will increase its gross income. If the price of the underlying security moves adversely to WWW Global Internet Fund's position, the option may be exercised and WWW Global Internet Fund will be required to sell or purchase the underlying security at a disadvantageous price, or, in the case of index options, deliver an amount of cash, which loss may only be partially offset by the amount of premium received.

WWW Global Internet Fund may also purchase put or call options on securities and securities indexes in order to hedge against changes in interest rates or stock prices which may adversely affect the prices of securities that WWW Global Internet Fund wants to purchase at a later date, to hedge its existing investments against a decline in value, or to attempt to reduce the risk of missing a market or industry segment advance or decline. In the event that the expected changes in interest rates or stock prices occur, WWW Global Internet Fund may be able to offset the resulting adverse effect on WWW Global Internet Fund by exercising or selling the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by WWW Global Internet Fund upon exercise or liquidation of the option. Unless the price of the underlying security or level of the securities index changes by an amount in excess of the premium paid, the option may expire without value to WWW Global Internet Fund.

WWW Global Internet Fund may also purchase and write options in combination with each other to adjust the risk and return characteristics of certain portfolio security positions.
This technique is commonly referred to as a "collar."

Options purchased or written by WWW Global Internet Fund may be traded on the national securities exchanges or negotiated with a dealer. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such options and the securities used as "cover" for such options, unless otherwise indicated, would be considered illiquid securities.

In instances in which WWW Global Internet Fund has entered into agreements with primary dealers with respect to the over-the-counter options it has written, and such agreements would enable WWW Global Internet Fund to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, WWW Global Internet Fund would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the price of the option exceeds the exercise price.

Options are subject to certain risks, including the risk of imperfect correlation between the option and WWW Global Internet Fund's other investments and the risk that there may not be a liquid secondary market for the option when WWW Global Internet Fund seeks to hedge against adverse market movements. This may cause WWW Global Internet Fund to lose the entire premium on purchased options or reduce its ability to effect closing transactions at favorable prices.

WWW Global Internet Fund will not write options if, immediately after such sale, the aggregate value of the securities or obligations underlying the outstanding options exceeds 50% of WWW Global Internet Fund's total assets. WWW Global Internet Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for outstanding options will exceed 20% of WWW Global Internet Fund's total assets.

LENDING PORTFOLIO SECURITIES

From time to time, WWW Global Internet Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33 1/3% of the value of WWW Global Internet Fund's total assets. In connection with such loans, WWW Global Internet Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. WWW Global Internet Fund can increase its income through the investment of such collateral. WWW Global Internet Fund continues to be entitled to payments in amounts equal to the interest, dividends and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. WWW Global Internet Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with WWW Global Internet Fund.

BORROWING MONEY

As a fundamental policy, WWW Global Internet Fund is permitted to borrow to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's assets. Within such limitation, when the Manager believes that securities prices are depressed and may increase in value, WWW Global Internet Fund may borrow money from banks for the purpose of increasing the amount of its portfolio investments above 100% of WWW Global Internet Fund's net assets and may pledge portfolio securities as collateral for such borrowings. The "leverage" created by such borrowing will increase the volatility of the price of WWW Global Internet Fund's shares by magnifying losses when WWW Global Internet Fund's portfolio decreases in value and magnifying gains when the portfolio increases in value.

PREFERRED STOCK

WWW Global Internet Fund may invest in preferred stocks of companies in the industries described in the Prospectus. The preferred stocks in which WWW Global Internet Fund may invest will be rated at least investment grade by a nationally recognized statistical rating organization at the time of purchase, but WWW Global Internet Fund may continue to hold such securities if their rating falls below investment grade after the time of purchase. Securities rated in the lowest investment grade rating may be considered to have speculative characteristics.

CONVERTIBLE SECURITIES

WWW Global Internet Fund may invest in convertible securities of companies in the industries described in the Prospectus. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

MONEY MARKET INSTRUMENTS

WWW Global Internet Fund may invest, in the circumstances described in the Prospectus under "Risk/Return Summary," in the following types of money market instruments.

U.S. GOVERNMENT SECURITIES. WWW Global Internet Fund may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrower from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

BANK OBLIGATIONS. WWW Global Internet Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of banks, savings and loan associations and other banking institutions.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by WWW Global Internet Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. WWW Global Internet Fund will not invest more than 15% of the value of its net assets in time deposits maturing in more than seven days and in other securities that are illiquid.

Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

REPURCHASE AGREEMENTS. Repurchase agreements involve the acquisition by WWW Global Internet Fund of an underlying debt instrument, subject to an obligation of the seller to repurchase, and WWW Global Internet Fund to resell, the instrument at a fixed price usually not more than one week after its purchase. WWW Global Internet Fund may incur certain costs in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by WWW Global Internet Fund may be delayed or limited.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by WWW Global Internet Fund will consist only of direct obligations that, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service Inc. ("Moody's"), A-1 by Standard & Poor's Corporation ("S&P"), F-1 by Fitch Investors Service, Inc. ("Fitch") or Duff-1 by Duff & Phelps, Inc. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by the Manager to be of comparable quality to those rated obligations which may be purchased by WWW Global Internet Fund. WWW Global Internet Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals.

WARRANTS

WWW Global Internet Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. Included in such amount, but not to exceed 2% of the value of WWW Global Internet Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation, which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.

FOREIGN TAXES

Foreign governments may withhold taxes on dividends and interest paid, while imposing taxes on other payments or gains, with respect to foreign securities. If you meet certain holding period requirements an offsetting tax credit or deduction may be available. If you do not meet these requirements, you may still be entitled to a deduction for certain foreign taxes.

WWW Global Internet Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local income tax. Any foreign taxes WWW Global Internet Fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in WWW Global Internet Fund.

The interest and dividends payable on certain foreign securities comprising an ADR may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to WWW Global Internet Fund and that may, ultimately, be available for distribution to WWW Global Internet Fund's shareholders.

SHORT SALES

Short sales are transactions in which WWW Global Internet Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, WWW Global Internet Fund must borrow the security to make delivery to the buyer. WWW Global Internet Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which WWW Global Internet Fund sold the security.

Until WWW Global Internet Fund replaces a borrowed security in connection with a short sale, WWW Global Internet Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents or U.S. Government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the Staff of the Securities and Exchange Commission.

WWW Global Internet Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which WWW Global Internet Fund replaces the borrowed security. WWW Global Internet Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest WWW Global Internet Fund may be required to pay in connection with a short sale.

WWW Global Internet Fund anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 20% of the value of WWW Global Internet Fund's net assets. WWW Global Internet Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of its net assets. WWW Global Internet Fund may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 2% of the outstanding securities of that class.

DEPOSITORY RECEIPTS

 The WWW Global Internet Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non- U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary, which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate, which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

SECURITIES OF OTHER INVESTMENT COMPANIES

WWW Global Internet Fund may invest in other mutual fund investment companies, including shares of closed-end investment companies, Unit Investment Trusts
(UITs), and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share
(NAV). Others are continuously offered at NAV, but may also be traded in the secondary market.

WWW Global Internet Fund may invest in shares of exchange-traded funds (ETFs), a type of open-end investment company or UIT whose investment objective is to achieve the same return as a particular market index. An ETF is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index. An ETF will invest in either all of the securities or a representative sample of the securities included in the index. Because ETFs are based on an underlying basket of stocks, bonds or an index, they are subject to the same market fluctuations as these types of securities. ETF shares purchased in the secondary market are subject to regular stock commissions. ETFs (like other exchange-traded products) can trade at a premium or discount from its net asset value (NAV).


Federal securities laws limit the extent to which a fund can invest in securities of other investment companies.

DEFENSIVE POSITION

Under normal market conditions, WWW Global Internet Fund expects to have less than 10% of its assets invested in cash and money market instruments. However, when WWW Advisors, Inc., the Fund Manager, determines that adverse market conditions exist, WWW Global Internet Fund may adopt a temporary defensive posture and invest all or part of its assets in money market instruments, money market funds, and/or long or short positions in shares of other investment companies, unit investment trusts, depository receipts and exchange traded funds that hold stocks, bonds and/or money market instruments expected to closely track the performance and dividend yield of specific indices. The taking of such a temporary defensive posture may adversely affect the ability of the WWW Global Internet Fund to achieve its investment objective. There is the additional risk that any long or short position taken by the Fund Manager may be ill timed, causing the NAV of the Fund to be adversely affected. Investments in exchange traded funds and other investment companies, including money market funds, are not guaranteed by the FDIC or any government agency and are subject to risks similar to their underlying stocks, bonds or money market instruments. Although exchange traded funds may be bought and sold on an exchange, various issues may be more or less liquid and the inability to unwind a position may adversely affect the Fund's NAV.

PORTFOLIO TURNOVER

Purchases and sales are made whenever the Fund Manager decides it is necessary. WWW Global Internet Fund is not restricted with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and its investment policies may require. A high rate of portfolio turnover in any year will increase brokerage commissions paid by WWW Global Internet Fund, thus reducing WWW Global Internet Fund's total return, and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders.

FUND POLICIES -- WWW GLOBAL INTERNET FUND

WWW Global Internet Fund has adopted the following fundamental investment policies and restrictions. These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of WWW Global Internet Fund. As defined in the Investment Company Act of 1940 (the "Act"), the "vote of a majority of the outstanding voting securities" means the lesser of the vote of (a) 67% of the shares of WWW Global Internet Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of WWW Global Internet Fund. WWW Global Internet Fund may not:

1. Purchase or retain any securities of an issuer if any of the officers or Trustees of WWW Global Internet Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

2. Invest in commodities, except that WWW Global Internet Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on future contracts or indexes.

3. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but WWW Global Internet Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

4. Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets. For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures or indexes shall not constitute borrowing.

5. Make loans, except as permitted under the 1940 Act and the rules there under, as amended from time to time.

6. Act as an underwriter of securities of other issuers, except to the extent WWW Global Internet Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

8. Purchase securities on margin, but WWW Global Internet Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

9. Invest more than 25% of the value of its total assets in any one industry, except that WWW Global Internet Fund will invest at least 70% of the value of its total assets in securities of foreign companies and domestic companies that are designing, developing or manufacturing hardware or software products or services for the Internet and/or World Wide Web.

10. Invest in the securities of a company for the purpose of exercising management or control, but WWW Global Internet Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

12. Purchase, sell or write puts, calls or combinations thereof, except as described in WWW Global Internet Fund's Prospectus or Statement of Additional Information.

13. Engage in short sales of securities, except as described in WWW Global Internet Fund's Prospectus or Statement of Additional Information.

14. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities, which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

15. Purchase securities of other investment companies, except as permitted under the 1940 Act and the rules there under, as amended from time to time.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

MANAGEMENT OF THE FUNDS

The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, various organizations are retained to perform specialized services for the Funds.

The Trust's Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Trust.

No meetings of shareholders of the Trust will be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust's Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. All of the Independent Trustees on the Board are also members of the Audit Committee. The Audit Committee meetings coincide with the Board of Trustee meetings. The Board of Trustees and the Audit Committee met 3 times during the year ended June 30, 2002.

As of December 31, 2001, no Independent Trustee or his immediate family members owned beneficially or of record any securities of WWW Advisors, Inc., the investment advisor of the Trust, or any securities of any entity directly or indirectly controlling, controlled by, or under common control with WWW Advisors, Inc. Information about the Trustees and officers of the Trust is set forth in the tables below. As used in these tables, Fund Complex means the Funds.

BACKGROUND INFORMATION OF TRUSTEES AND OFFICERS

The following table sets forth background information about the Trustees and officers of the Funds, including their principal business experiences for the past 5 years.

----------------------- ------------------ ----------------- ---------------------------------------- -------------- ---------------
                                                                                                          # of
Name                                         Term of Office                                            Portfolios         Other
Address                  Position(s) Held    and Length of    Principal Occupation(s)                    in Fund      Directorships
Age                          with Fund        Time Served     During Past 5 Years                        Complex     held by Trustee
                                                                                                       Overseen by
                                                                                                         Trustee
----------------------- ------------------ ----------------- ---------------------------------------- -------------- ---------------
INDEPENDENT TRUSTEES
------------------------------------------ ----------------- ---------------------------------------- -------------- ---------------
Robert C. Thurmond      Trustee            Indefinite;       Representative of SmartWalls, LLC              2              None
4855 Gedney View                           since 1997        (detachable walls  manufacturer)
Clinton, WA  98236                                           since 2001; Vice   President
Age: 51                                                      and General Manager of Quality
                                                             Communications Inc. (telecommunications
                                                             consulting firm)  from 1997-2001;
                                                             Director, Telecommunications Research
                                                             Center of the University of Louisville
                                                             from 1990 - 1997.

Richard T. DiDiego      Trustee            Indefinite;       Director of Corporate Strategy and Business    2              None
1704 Fox Head Court                        since 2000        Development (since 1998) and Director of
Lexington KY 40515                                           International Business Development (from
Age: 44                                                      1996-1998) for Lexmark International, Inc.
                                                             (manu-facturer of network personal computer
                                                             and office electronics).

Terry L. Childers       Trustee            Indefinite;       Gatton Endowed Chair in Electronic Marketing,  2              None
207 Catalpa Road                           since 2002        University of Kentucky since 2001; Professor
Lexington KY 40502                                           of  Marketing, University of Minnesota from
Age: 53                                                      1993-2000.
----------------------- ------------------ ----------------- ----------------------------------------------- -------------- --------
INTERESTED TRUSTEES/OFFICERS
------------------------------------------ ----------------- ----------------------------------------------- -------------- --------
Lawrence S. York        Trustee, Chairman  Indefinite;       President of Capital Fund Services, Inc.       2        Interactive
131 Prosperous Place    of                 since 1996        (transfer agent, accounting  and                       Planning Corp.
Suite 17                 the Board and                       administrative  service provider of the Trust)        (broker/dealer)
Lexington KY 40509      President                            since 2001;  President of Interactive Planning
Age: 51                                                      Corp.  (broker /dealer) since 1999;  President
                                                             of WWW Advisors,  Inc.  (investment advisor of
                                                             the Trust)  since 1996;  President  of Capital
                                                             Advisors  Group,  Inc.   (investment  advisor)
                                                             since 1989.

James D. Green          Trustee, Vice      Indefinite;       Vice President of Marketing of AfterBot        2             None
312 Breezewood  Ct.     President and      since 1996        (software    company)   since   2001;   Senior
 Suwanee GA 30024       Treasurer                            Consultant  of  i2  (software   company)  from
Age: 45                                                      2000-2001;   Director  of  E-Commerce  of  NCR
                                                             Corporation (point of sale hardware company)
                                                             from 1997-2000;  Vice President of WWW Advisors,
                                                             Inc. (investment advisor of the Trust) since 1996.
----------------------- ------------------ ----------------- ----------------------------------------------- -------------- --------

Diane Snapp             Secretary of Trust   Indefinite;      Vice  President  and Secretary of Capital Fund       N/A       N/A
131 Prosperous Place                         since 1999       Services,  Inc.  (transfer  agent,  accounting
Suite 17                                                      and  administrative  service  provider  of the
Lexington KY 40509                                            Trust) since 2001;  Secretary  of  Interactive
Age: 39                                                       Planning  Corp.  (broker-dealer)  since  1999;
                                                              Secretary of WWW  Advisors,  Inc.  (investment
                                                              advisor of the Trust)  since  1999;  Secretary
                                                              of Capital  Advisors Group,  Inc.  (investment
                                                              adviser) since 1996.
----------------------- -------------------- ----------------- ----------------------------------------------- -------------- ------

Mr. York is an "interested" Trustee of the Trust because he is an officer of WWW Advisors, Inc, the investment advisor of the Trust. Likewise, Mr. Green is an "interested" Trustee of the Trust because he is an officer of WWW Advisors, Inc.

OWNERSHIP OF FUND SHARES BY TRUSTEES

The following table describes the dollar range of Fund shares beneficially owned by each Trustee of the Trust as of December 31, 2001.


---------------------- ------------------------------ ------------------------------ ----------------------------------------
                              WWW INTERNET FUND          WWW GLOBAL INTERNET FUND      Aggregate Dollar Range of Shares in
Name of Trustee        Dollar Range of Shares in Fund Dollar Range of Shares in Fund         All Funds in the Trust
---------------------- ------------------------------ ------------------------------ ----------------------------------------

Robert C. Thurmond                  None                           None                               None

Richard T.  DiDiego                 None                           None                               None

Terry L. Childers                   None                           None                               None

Lawrence S. York                 $1-$10,000                     $1-$10,000                       $10,001-$50,000

James D. Green                   $1-$10,000                        None                            $1-$10,000
---------------------- ------------------------------ ------------------------------ ----------------------------------------


COMPENSATION OF TRUSTEES

The following table sets forth information about the compensation that the Trustees of the Trust received from the Trust for the year ended June 30, 2002.

-------------------------------- --------------------------- ------------------------- -------------------------- ---------------
                                          Aggregate            Pension or        Estimated Annual      Total Compensation from
Name, Position                          Compensation           Retirement        Benefits upon       the Trust Paid to Trustees
                                       from the Trust           Benefits          Retirement
                                                                 Accrued
                                                                 as Part
                                                              of Trust Expenses
-------------------------------- --------------------------- ---------------------------------------------- ---------------------
INDEPENDENT TRUSTEES
-------------------------------- --------------------------- ---------------------------------------------- ---------------------

Robert C. Thurmond, Trustee                $8,000                   $ 0                 $ 0                      $8,000

Tim DiDiego, Trustee                       $8,000                   $ 0                 $ 0                      $8,000

Terry L. Childers, Trustee                  $ 0                     $ 0                 $ 0                        $ 0

-------------------------------- --------------------------- -------------------- -------------------- --------------------------
INTERESTED TRUSTEES
-------------------------------- --------------------------- -------------------- -------------------- --------------------------

Lawrence S. York, Trustee,
Chairman and President                      $ 0                     $ 0                 $ 0                        $ 0


James D. Greene, Trustee, Vice              $ 0                     $ 0                 $ 0                        $ 0
President and Treasurer
-------------------------------- --------------------------- -------------------- -------------------- --------------------------

OWNERSHIP OF SHARES

As of September 18, 2002, all officers and Trustees as a group beneficially owned less than 1% of the outstanding shares of the WWW Internet Fund and 1.64% of the WWW Global Internet Fund.


According to the Trust's records, the following person held of record 25% or more of the shares of one or both of the Funds as of September 18, 2002.

------------------------------------------------ --------------------------------------------------- ------------------------------
Name and Address                                                        Fund                                     Percentage Held
------------------------------------------------ --------------------------------------------------- ------------------------------

Donaldson Lufkin Jenrette Securities Corp.*                   WWW Global Internet Fund                               73.82%
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------------------ --------------------------------------------------- ------------------------------

* Shares held in "street name" for benefit of others.

According to the Trust's records, the following persons held of record 5% or more of the shares of one or both of the Funds as of September 18, 2002.

--------------------------------------------- ----------------------------------------------- ----------------------------------
Name and Address                                                     Fund                                 Percentage Held
--------------------------------------------- ----------------------------------------------- ----------------------------------

National Investor Services Corp.*                         WWW Internet Fund                                   12.61%
55 Water Street, 32nd Floor
New York, NY  10041

National Financial Services Corp.*                        WWW Internet Fund                                   11.90%
200 Liberty Street, 5th Floor
New York, NY  10287

Donaldson Lufkin Jenrette Securities Corp.*               WWW Internet Fund                                   6.34%
P.O. Box 2052                                             WWW Global Internet Fund                           73.82%
Jersey City, NJ  07303
--------------------------------------------- ----------------------------------------------- ----------------------------------

* Shares held in "street name" for benefit of others.

INVESTMENT ADVISER

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Manager".

Under the Management Agreement dated July 10, 1996, subject to the control of the Board of Trustees, WWW Advisors, Inc. (the "Manager"), manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. The Manager provides the Funds with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees or consultants of the Manager. Lawrence S. York, Trustee, President and Chairman of the Trust, is also the President and the majority shareholder of the Manager. James D. Greene, Trustee, Vice President and Treasurer of the Trust, is also the Vice President and a shareholder of the Manager. Diane J. Snapp, Secretary of the Trust, is also the Secretary and a shareholder of the Manager.

All expenses incurred in the operation of each Fund will be borne by such Fund, except to the extent specifically assumed by the Manager. The expenses to be borne by each Fund will include: organizational costs, taxes, interest, brokerage fees and commissions, fees of board members who are not officers, directors or employees of the Manager or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining each Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information, amounts payable under the Trust's Distribution and Shareholder Servicing Plan and any extraordinary expenses.

The Management Agreement is subject to annual approval by (i) the Trust's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable, without penalty, on 60 days' notice, by the Trust's Board of Trustees or by vote of the holders of a majority of the Trust's shares, or, on not less than 90 days' notice, by the Manager. As to the Trust, the Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

At a meeting of the Board of Trustees held on August 31, 2002, the Trustees considered the continuance of the Management Agreement with the Manager. In connection with this meeting, the Trustees were provided with copies of the Management Agreement, information about the performance of the Funds, the performance of similar funds and the performance of broad based indexes, information about the management fees paid by each Fund, the fees waived by the Manager and the expense reimbursements made by the Manager, and a peer group management fee comparison. The Trustees were also provided with information about the Rule 12b-1 fees paid by the Funds to the Manager, the fees paid by the Funds for transfer agent, accounting and administration services to Capital Fund Services, Inc., which is an affiliated entity of the Manager, and the soft dollar arrangements entered into by the Manager. The Trustees discussed with counsel for the Trust their responsibilities in connection with their consideration of the continuance of the Management Agreement. The Trustees considered and evaluated the relevant information including the nature, quality and scope of the investment management services provided by the Manger and the fees charged for these services. The Trustees, including a majority of the Trustees who are not "interested persons" of any party to the Management Agreement, determined, after reviewing and discussing the information and materials that were provided to them, that the continuation of the Management Agreement was in best interests of each Fund and its shareholders.

Management fees paid by each Fund to the Managers for the last 3 fiscal years are shown in the table below.

---------------------------- ------------------------- ------------------------------------ -----------------------------
                             Year Ended June 30, 2002       Year Ended June 30, 2001             Year Ended June 30, 2000
---------------------------- ------------------------- ------------------------------------ -----------------------------

WWW INTERNET FUND

Management Fee                      $   77,936                    $  519,746                           $1,184,737
Management Fee Waiver              ($   33,931)                  ($        0)                         ($   17,367)
                                    ----------                    ----------                           ----------
Net Management Fee                  $   44,005                    $  519,746                           $1,167,370
                                    ==========                    ==========                           ==========

Expense Reimbursement               $   10,227                    $        0                           $        0
                                    ==========                    ==========                           ==========

---------------------------- ------------------------- ------------------------------------ -----------------------------
                                                            From Inception (Dec. 1, 2000)
                             Year Ended June 30, 2002          through June 30, 2001
---------------------------- ------------------------- ------------------------------------ -----------------------------

WWW INTERNET GLOBAL FUND

Management Fee                     $     1,068                    $     1,794
Management Fee Waiver             ($       445)                  ($     1,794)
                                  ------------                    -----------
Net Management Fee                $        623                    $         0
                                  ============                    ===========

Expense Reimbursement               $    7,093                     $   34,493
                                    ==========                     ==========

---------------------------- ------------------------- ------------------------------------ -----------------------------

The Manager undertook, until December 1, 2001, to waive its management fee in the amount, if any, by which the total expenses of a Fund for any fiscal year, including amortization of organizational expenses and amount paid by the Fund under the Fund's Rules 12b-1 Plan (but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceeded 2.50% of average annual net assets of the Fund, except that the amount of such fee waiver could not exceed the amount of fees received by the Manager under the Management Agreement for such fiscal year.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trust's Trustees have adopted such a plan (the "Plan") for each Fund. The Trust's Trustees believe that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders.

Under the Plan, each Fund pays the Manager a shareholder servicing and distribution fee at the annual rate of .50% of the average daily net assets of such Fund. Such fee will be used in its entirety by the Manager to make payments for administration, shareholder services and distributions assistance, including, but not limited to (i) compensation to securities dealers and other organizations (each, a "Service Organization" and collectively, the "Service Organizations") for providing distribution assistance with respect to assets invested in the Fund, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders, and (iii) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials to prospective investors. Under the Plan, any fees not expended during the Funds' fiscal year will be rolled over into the following fiscal year. The fees paid to the Manager under the Plan are in addition to the fees payable under the Management Agreement. The plan is a "compensation" plan; that is, the fees paid to the Manager under the Plan are payable without regard to actual expenses incurred. Each Fund understands that third parties also may charge fees to their clients who are beneficial owners of Fund shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from the Manager under the Plan.

A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, the Plan provides that it may not be amended to increase materially the costs which shareholders may bear pursuant to the Plan without approval of such shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan and related agreements are subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. The Trustees approved continuation of the Plan on August 31, 2002. The Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan agreements or by vote of holders of a majority of the Fund's shares. A Plan agreement is terminable, without penalty, at any time, by such vote of the Trustees, upon not more than 60 days' written notice to the parties to such agreement or by vote of the holders of a majority of each Fund's shares. A Plan agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The amounts paid by the Funds and the expenses incurred under the Plan for the year ended June 30, 2002 are shown in the table below.

----------------------------------------------------- --------------------------
                                                              WWW       WWW
                                                           INTERNET    GLOBAL
                                                             FUND     INTERNET
                                                                        FUND
----------------------------------------------------- --------------------------

RULE 12B-1 FEES PAID OR ACCRUED                            $  77,936     $ 1,068
----------------------------------------------------- --------------------------

AMOUNTS SPENT ON:

   Advertising                                               $12,478     $     0

   Printing and mailing of prospectuses to other             $ 7,778     $     0
   than current shareholders

   Compensation to broker-dealers                            $58,607     $     0

   Compensation to sales personnel                           $23,991     $     0

   Other                                                     $   110     $ 1,068

SERVICE PROVIDERS

TRANSFER AGENT:
Capital Fund Services, Inc.
131 Prosperous Place, Suite 17
Lexington, KY  40509

The Trust is a party to a Fund Accounting Service Agreement and a Transfer Agency Agreement with Capital Fund Services, Inc. ("CFS"). Under these agreements, CFS has agreed to provide the following services for each Fund: (a) timely calculate and transmit each Fund's daily net asset value, (b) maintain and keep current certain books and records (including shareholder accounts) of each Fund, and (c) provide each Fund and the Manager with daily portfolio valuation, net asset value calculation and other standard operational reports as requested from time to time. Lawrence S. York, Trustee, President and Chairman of the Trust, is the President and majority shareholder of Capital Fund Services, Inc. Diane J. Snapp, Secretary of the Trust, is the Vice President, Secretary and a shareholder of Capital Fund Services, Inc. For the year ended June 30, 2002, the fees paid or accrued by the Funds for such services amounted to $173,663. In addition, the Funds reimbursed CFS for certain out of pocket expenses incurred on behalf of the Funds totaling $93,871. The Funds pay a flat monthly fee plus out-of-pocket expenses.

CUSTODIAN:
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH  45202

U.S. Bank, N.A. provides the Funds with full custodial services including affirmation and settlement of trades as well as the holding of the portfolios securities.

INDEPENDENT PUBLIC ACCOUNTANT:
Berge & Company LTD
20 West Ninth Street
Cincinnati, OH  45202

Berge & Company LTD conducts the Funds annual independent certified public accountant audit.

PORTFOLIO TRANSACTIONS

The Management Agreement recognizes that in the purchase and sale of portfolio securities the Manager will seek the most favorable price and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager for their use, as well as to the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis and reports concerning issuers, industries and securities deemed by the Manager to be beneficial to each Fund. In addition, the Manager is authorized to place orders with brokers who provide supplemental investment and market research and statistical and economic analysis although the use of such brokers may result in a higher brokerage charge to each Fund than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to the Manager in connection with its services to clients other than the Funds.

In over-the-counter markets, each Fund deals with primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

Consistent with these considerations, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Funds.

The table below provides information about the total brokerage commissions paid by each Fund and the brokerage commissions paid by each Fund to Interactive Planning Corp., which is an affiliated person of the Manager and an affiliated person (Lawrence S. York) of which is an affiliated person of both the Trust and the Manager. Mr. York, who is a Trustee, Chairman of the Board and President of the Trust, is the President of the Manager and the President and a licensed registered representative of Interactive Planning Corp.


--------------------------------- ------------------------------------ ------------------------------------ --------
                                           Year Ended                 Year Ended                Year Ended
                                         June 30, 2002              June 30, 2001             June 30, 2000
--------------------------------- ------------------------------------ ------------------------------------ --------

WWW INTERNET FUND

Total Brokerage Commissions Paid                $127,037              $240,833                    $245,738

Brokerage Commissions Paid
to Interactive Planning Corp.                      None                   None                      $9,035


--------------------------------- ------------------------------------ ------------------------------------ --------
                                            Year Ended                From Inception             Not Applicable
                                           June 30, 2002              (Dec. 1, 2000)
                                                                  through June 30, 2001
--------------------------------- ------------------------------------ ------------------------------------ --------

WWW INTERNET GLOBAL FUND

Total Brokerage Commissions Paid                 $2033                   $3,759

Brokerage Commissions Paid to
Interactive Planning Corp.                        None                     None


--------------------------------- ------------------------------------ ------------------------------------ --------

As a result of lower portfolio turnover rates, The WWW Funds paid less in brokerage commissions during the year ended June 30, 2002.

VALUATION

The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

Portfolio securities, including covered call options written by each Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of each Fund's shares.

Restricted securities, as well as securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith by the Board of Trustees or a committee composed of members of the Board. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Trustees generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.

TAXES

NET INVESTMENT INCOME. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of such Fund, constitutes the net investment income of such Fund from which dividends may be paid to you. Any distributions by such Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

CAPITAL GAINS. Each Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as a long-term capital gain, regardless of how long you have held your shares in such Fund. Net capital gains realized by each Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on such Fund.

EFFECT OF FOREIGN INVESTMENTS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by each Fund. Similarly, foreign exchange losses realized by such Fund on the sale of debt securities are generally treated as ordinary losses by such Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the ordinary income of such Fund otherwise available for distribution to you. This treatment could increase or decrease the ordinary income distributions from such Fund to you and may cause some or all of the previously distributed income of such Fund to be classified as a return of capital.

Each Fund will be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of such Fund at the end of a fiscal year are invested in securities of foreign corporations, such Fund then may elect to pass through to you your pro-rata share of foreign taxes paid by such Fund. If this election is made, the year-end statement you receive from such Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. Each Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTION. Each Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, such Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

EXCISE TAX DISTRIBUTION REQUIREMENTS. To avoid federal excise taxes, the Internal Revenue Code requires each Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the 12-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS will require that you report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares.

Beginning after the year 2000, certain shareholders may be subject to a reduced rate of tax on gains from each Fund's sale of securities held for more than five years. Other shareholders will not benefit from a reduced rate until after the year 2005.

Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributed to you by each Fund on those shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through re-investment of dividends or otherwise) within thirty days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

CALCULATION OF INVESTMENT PERFORMANCE

From time to time, each Fund advertises its "total return" and "average annual total return". These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows what an investment in shares of a Fund would have earned over a specified period of time (for example, one and five year periods or since inception) assuming that all distributions and dividends paid by a Fund were reinvested on the reinvestment dates during the period. The "average annual total return" is the annual rate required for the initial payment to grow to the amount which would be received at the end of the specified period; i.e., the average annual compound rate of return. Total return and average annual total return may be presented without the effect of the redemption fee.

The Funds' "average annual total return" figures described in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P (1 + T)n = ERV

Where:
           P         =    a hypothetical initial payment of $1,000
           T         =    average annual total return
           n         =    number of years
           ERV            = ending redeemable value of a hypothetical $1,000
                          investment made at the beginning of the applicable period at the end of the applicable period.

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

"Average annual total return (after taxes on distributions)," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

P (1 + T)n = ATV
                D

Where:
           P    = a hypothetical initial payment of $1,000
           T    = average annual total return (after taxes on distributions)
           n    = number of years
           ATV
              D = ending value of a hypothetical $1,000 investment made at the beginning of the applicable period at the end of the applicable period, after taxes on fund distributions but not after taxes on redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

"Average annual total return (after taxes on distributions and redemptions)," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

P (1 + T)n = ATVDR

Where:
           P     = a hypothetical initial payment of $1,000
           T     = average annual total return (after taxes on distributions and redemptions)
           n     = number of years
           ATV
              DR = ending value of a hypothetical $1,000 investment
                   made at the beginning of the applicable period at the end of the applicable period, after taxes on fund distributions and redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

Each Fund may also advertise total return (a "non-standardized quotation") is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return, which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

Each Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance calculation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because the performance fluctuates, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

The table below provides investment results for WWW Internet Fund and for WWW Global Internet Fund. The results labeled as "total return" investment performance assumes the reinvestment of all capital gains and income dividends for the indicated periods, but do not make any allowance for federal, state or local income taxes, which shareholders must pay on a current basis.

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2002.

                                            1 YEAR       5 YEARS       LIFE*
                                            ------       -------       -----
WWW INTERNET FUND
Return Before Taxes                        -59.06%       -11.56%       -8.13%
Return After Taxes on Distributions        -59.06%       -13.30%       -9.77%
Return After Taxes on Distributions and
Sale of Fund Shares                        -47.25%        -7.76%       -5.36%

WWW GLOBAL INTERNET FUND
Return Before Taxes                        -47.09%         N/A        -53.31%
Return After Taxes on Distributions        -47.09%         N/A        -53.31%
Return After Taxes on Distributions and                    N/A
Sale of Fund Shares                        -37.67%                    -40.51%

*Since inception date of August 1, 1996 for WWW Internet Fund and December 1,
 2000 for WWW Global Internet Fund

These results should not be considered a representation of the total return from an investment made in the Funds today. This information is provided to help investors better understand the Funds and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance.

ADVERTISING THE FUNDS' PERFORMANCE

From time to time each Fund advertises its "total return" and "average annual total return". These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows what an investment in shares of a Fund would have earned over a specified period of time (for example, one and five year periods or since inception) assuming that all distributions and dividends paid by a Fund were reinvested on the reinvestment dates during the period. The "average annual total return" is the annual rate required for the initial payment to grow to the amount which would be received at the end of the specified period; i.e., the average annual compound rate of return. Total return and average annual total return may be presented without the effect of the redemption fee.

From time to time, reference may be made in advertising or promotional material to performance information, including mutual fund rankings, prepared by Morningstar, Inc., Lipper Analytical Service, Inc., The Wall Street Journal and other independent reporting services which monitor the performance of mutual funds. In calculating the total return of a Fund's shares, these analyses generally assume investment of all dividends and distributions paid. A Fund may also refer in advertisements or in other promotional material to articles, comments listings and columns in the financial press pertaining to such Fund's performance. In addition, the Manager may make comments from time to time regarding the economic conditions of markets that may influence the Fund's performance.

CODE OF ETHICS

The Trust and the Manager, and the affiliated companies (Capital Fund Services, Inc., Interactive Planning Corp., and Capital Advisors Group, Inc.) have adopted a Code of Ethics (the "Code") that governs the conduct of employees of the Fund, the Manager and the affiliates who may have access to information about the Fund's securities transactions. The Code recognizes that such persons owe a fiduciary duty to the Funds' shareholders and must place the interests of shareholders ahead of their own interests. Under the Code, Board members and officers of the Trust, officers and employees of the Manager, and officers and employees of the affiliates are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds. Violations of the Code are subject to review by the Trustees and could result in severe penalties.

GENERAL INFORMATION

Each Fund is a diversified portfolio of the Trust.

The Trust's Board has authority to create additional portfolios of shares without shareholder approval. All consideration received by the Trust for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Trust) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one portfolio are treated separately from those of the other portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters, Trust shareholders vote together as a group; as to others, they vote separately by portfolio. Shares of WWW Internet Fund and WWW Global Internet Fund are being offered through the Prospectus.

The Funds' Declaration of Trust authorizes the Board of Trustees, to among other things:

1.         Invest and reinvest cash and to hold cash un-invested;

2. Vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

3. Hold any security or property in a form not indicating any trust whether in bearer, unregistered or other negotiable form or in the name of the Trust or a custodian, sub-custodian or other depository or a nominee or nominees or otherwise;

4. Join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper; and

5. Subject to certain provisions of the Funds' Declaration of Trust to allocate assets, liabilities, income and expenses of the Trust to a particular series of shares or to apportion the same among two or more series, provided that any liabilities or expenses incurred by a particular series of shares shall be payable solely out of the assets of that series; and to the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any classes of shares, to allocate assets, liabilities, income and expenses of a series to a particular class of shares of that series or to apportion the same among two or more classes of shares of that series.

FINANCIAL STATEMENTS

The audited financial statements of the Funds for the year ended June 30, 2002 that appear in its 2002 Annual Report to shareholders are incorporated by reference and made part of this document.

                            PART C. OTHER INFORMATION


Item 23. Exhibits

     (1)   Amended and Restated Declaration of Trust.*

     (2)   By-laws.*

     (5)   Management Agreement between Registrant and WWW Advisors, Inc.*

     (5b) Amendment to Management Agreement between Registrant and WWW Advisors, Inc.*

     (8)   Custody Agreement.*

     (10)  Opinion and Consent of Counsel.

     (11)  Consent of Independent Auditors.

     (13) Purchase Agreement for Initial Capital between Registrant and WWW Advisors, Inc.*

     (15)  Distribution and Shareholder Servicing Plan.*

     (15b) Amended Distribution and Shareholder Servicing Plan.*

     (15f) Code of Ethics.*

     (99)  Power of Attorney

     *     Previously filed.

Item 24.  Persons Controlled by or Under Common Control with Registrant

           THE WWW FUNDS*
           Registered Investment Company
           131 Prosperous Place, Suite 17
           Lexington, Kentucky  40509
           (1)Lawrence S. York, Chairman, President, Trustee
           (2)James D. Greene, Vice President, Treasurer, Trustee
           (3)Diane J. Snapp, Secretary

           WWW ADVISORS, INC.
           Registered Investment Adviser (SEC)
           131 Prosperous Place, Suite 17
           Lexington, Kentucky  40509
           *Manger of The WWW Funds
           (1)Lawrence S. York, President, Shareholder
           (2)James D. Greene, Vice President, Treasurer, Shareholder
           (3)Diane J. Snapp, Secretary, Shareholder

           CAPITAL ADVISORS GROUP, INC.
           Registered Investment Adviser (KY)
           131 Prosperous Place, Suite 17
           Lexington, Kentucky  40509
           (1)Lawrence S. York, President, Sole Owner
           (3)Diane J. Snapp, Secretary

           INTERACTIVE PLANNING CORP.
           NASD Registered Broker Dealer
           131 Prosperous Place, Suite 17
           Lexington, Kentucky  40509
           (1)Lawrence S. York, President, Shareholder, Branch Manager, Registered Rep
           (3)Diane J. Snapp, Secretary

           CAPITAL FUND SERVICE, INC.
           Registered Transfer Agent
           131 Prosperous Place, Suite 17
           Lexington, Kentucky  40509
           *Transfer Agent / Accounting/ Administration Service Provider to
            The WWW Funds
           (1)Lawrence S. York, President, Shareholder
           (3)Diane J. Snapp, Secretary, Shareholder

Item 25.  Indemnification

           Reference is made to Article VIII of the Registrant's Amended and Restated Declaration of Trust filed as Exhibit 1. The application of these provisions is limited by Article 10 of the Registrant's By-laws filed as Exhibit 2 and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

                Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suite or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

           Reference is made to the section in the Prospectus entitled "Management Services".

Item 27.  Principal Underwriters

           The Registrant does not have a principal underwriter.

Item 28.  Location of Accounts and Records

           1.        WWW Advisors, Inc.
                     Suite 17
                     131 Prosperous Place
                     Lexington, Kentucky 40509

           2.        U.S. Bank, N.A.
                     425 Walnut Street
                     Cincinnati, Ohio 45201-1118

           3.        Capital Fund Services, Inc.
                     Suite 17
                     131 Prosperous Place
                     Lexington, Kentucky 40509

Item 29.  Management Services

           Not Applicable.

Item 30. Undertakings

           The Registrant undertakes (1) to furnish a copy of the Registrant's latest annual report, upon request and without charge, to every person to whom a Prospectus is delivered, (2) to file a post-effective amendment, using reasonably current financial statements which need not be certified, within four to six months from the effective date of the Registrant's Registration Statement under the Securities Act of 1933, and (3) to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 9 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lexington, State of Kentucky, on the 26th day of September, 2002.


                                                WWW Trust


                                                 By: /S/ LAWRENCE S. YORK
                                                     ---------------------
                                                       Lawrence S. York
                                                       Chairman of the Board
                                                       and President

           Pursuant to the requirements of the Securities Act of 1933 and the Investment Act of 1940, this Post-Effective Amendment No. 9 to the Registration Statement has been signed below by the following persons in the capacities indicated on September 26, 2002.

SIGNATURE                      TITLE


/S/ LAWRENCE S. YORK           Chairman of the Board (Principal
---------------------          executive officer, financial officer and
Lawrence S. York               accounting officer) and Trustee



/S/ JAMES D. GREENE*           Trustee, Vice President and Treasurer
---------------------
James D. Greene


/S/ TERRY L.CHILDERS*          Trustee
---------------------
Terry Childers


/S/ ROBERT C. THURMOND*        Trustee
----------------------
Robert C. Thurmond


/S/ RICHARD T. DIDIEGO*        Trustee
----------------------
Richard T. DiDiego

* By Lawrence S. York, Attorney in Fact

                                  EXHIBIT INDEX

EXHIBIT
NUMBER     EXHIBIT

1          Amended and Restated Declaration of Trust*

2          By-laws*

5          Management Agreement between Registrant and WWW Advisors, Inc.*

5b         Amendment to Management Agreement between Registrant and WWW
           Advisors, Inc.*

8          Custody Agreement*

10         Opinion and Consent of Counsel

11         Consent of Independent Auditors

13 Purchase Agreement for Initial Capital between Registrant and WWW Advisors, Inc.*

15         Distribution and Shareholder Servicing Plan*

15b        Amendment to Distribution and Shareholder Servicing Plan*

15f        Code of Ethics*

99         Power of Attorney


* Previously filed